                                                                    EXHIBIT 10.7

                         AGREEMENT AND PLAN OF MERGER

                           DATED AS OF MAY 12, 2000

                                     AMONG

                              MCR HOLDINGS, INC.,

                            MCR ACQUISITION CORP.,

                                THERMOGEN, INC.

                                      AND

                 THE PERSONS IDENTIFIED ON THE SIGNATURE PAGE

                            HERETO AS SHAREHOLDERS

                               TABLE OF CONTENTS

                                                                           Page
ARTICLE I...................................................................  1
DEFINITIONS.................................................................  1
   1.1    General...........................................................  1
          -------
   1.2    Definitions.......................................................  2
          -----------
   1.3    Interpretation....................................................  8
          --------------
ARTICLE II..................................................................  8
THE MERGER AND CONVERSION OF SHARES.........................................  8
   2.1    The Merger........................................................  8
          ----------
   2.2    Effective Time of the Merger......................................  8
          ----------------------------
   2.3    Articles of Incorporation and Bylaws; Name........................  9
   ---    ------------------------------------------
   2.4    Directors and Officers............................................  9
   ---    ----------------------
   2.5    Tax Treatment.....................................................  9
   ---    -------------
   2.6    Exchange Ratio....................................................  9
   ---    --------------
   2.7    Exchange of Certificates.......................................... 10
   ---    ------------------------
   2.8    Closing of Transfer Books......................................... 10
   ---    -------------------------
   2.9    Supplementary Action.............................................. 11
   ---    --------------------
   2.10   Share Holdback.................................................... 11
   ----   --------------
ARTICLE III................................................................. 11
REPRESENTATIONS AND WARRANTIES OF TG AND SHAREHOLDERS....................... 11
   3.1    Corporate Status; Authority; Enforceability....................... 11
          -------------------------------------------
   3.2    Accounts Receivable............................................... 12
          -------------------
   3.3    Inventories....................................................... 12
          -----------
   3.4    TG Intangibles.................................................... 12
          --------------
   3.5    Brokers' Fees..................................................... 14
          -------------
   3.6    Contracts......................................................... 15
          ---------
   3.7    Compliance with Laws.............................................. 15
          --------------------
   3.8    Litigation........................................................ 15
          ----------
   3.9    Personnel Identification and Compensation......................... 15
          -----------------------------------------
   3.10   Existing Employment Contracts..................................... 15
          -----------------------------
   3.11   Capitalization; Subsidiaries...................................... 16
          ----------------------------
   3.12   Title to TG Shares................................................ 16
          ------------------
   3.13   Environmental..................................................... 16
   ----   -------------
   3.14   Affiliate Transactions............................................ 18
   ----   ----------------------
   3.15   Employee Benefit Matters.......................................... 18
   ----   ------------------------
   3.16   Tax Matters....................................................... 19
          -----------
   3.17   Title to Assets................................................... 21
          ---------------
   3.18   Real Property..................................................... 21
          -------------
   3.19   No Alternative Transaction........................................ 21
          --------------------------
   3.20   Consents.......................................................... 22
          --------
   3.21   Licenses and Permits.............................................. 22
          --------------------

   3.22   Occupational Safety and Health.................................... 22
          ------------------------------
   3.23   Insurance......................................................... 22
          ---------
   3.24   Financial Statements.............................................. 22
          --------------------
   3.25   Undisclosed Liabilities........................................... 23
          -----------------------
   3.26   Conduct of TG's Business Since Balance Sheet Date................. 23
          -------------------------------------------------
   3.27   Banking Arrangements.............................................. 24
          --------------------
   3.28   Powers of Attorney................................................ 24
          ------------------
   3.29   Year 2000 Matters................................................. 24
          -----------------
   3.30   Disclosure........................................................ 24
          ----------
   3.31   Actual Knowledge of Breach........................................ 24
          --------------------------
ARTICLE IV.................................................................. 24
REPRESENTATIONS AND WARRANTIES OF MCR....................................... 24
   4.1    Corporate Status.................................................. 25
          ----------------
   4.2    Due Authorization................................................. 25
          -----------------
   4.3    Authority of MCR and MCRAC........................................ 25
          --------------------------
   4.4    Enforceability.................................................... 25
          --------------
   4.5    Consents.......................................................... 25
          --------
   4.6    Brokers' Fees..................................................... 26
          -------------
   4.7    Financial Statements.............................................. 26
          --------------------
   4.8    No Material Adverse Change........................................ 26
          --------------------------
   4.9    Litigation........................................................ 26
          ----------
   4.10   Capitalization.................................................... 26
          --------------
   4.11   Undisclosed MCR Liabilities....................................... 27
          ---------------------------
   4.12   Disclosure........................................................ 27
   ----   ----------
   4.13   Actual Knowledge of Breach........................................ 27
   ----   --------------------------
   4.14   MCR Intangibles................................................... 27
   ----   ---------------
PRE-EFFECTIVE TIME COVENANTS................................................ 28
   5.1    Required Consents................................................. 28
   ---    -----------------
   5.2    Conduct of TG's and MCR's Businesses.............................. 28
          ------------------------------------
   5.3    Access to Books and Personnel; Rights of Inspection............... 29
          ---------------------------------------------------
   5.4    Notification of Material Adverse Events........................... 30
          ---------------------------------------
   5.5    Supplemental Disclosures.......................................... 30
          ------------------------
   5.6    Exclusivity....................................................... 30
          -----------
   5.7    Monthly Financial Statements...................................... 30
          ----------------------------
ARTICLE VI.................................................................. 31
CONDITIONS PRECEDENT TO MCR'S AND MCRAC'S OBLIGATIONS TO.................... 31
EFFECT THE MERGER........................................................... 31
   6.1    Obligations to be Satisfied on or prior to Closing Date........... 31
          -------------------------------------------------------
   6.2    Procedure for Failure to Satisfy Conditions....................... 32
          -------------------------------------------
ARTICLE VII................................................................. 32
CONDITIONS PRECEDENT TO SHAREHOLDERS' AND TG'S OBLIGATIONS.................. 32
TO EFFECT THE MERGER........................................................ 32
   7.1    Obligations to be Satisfied on or prior to Closing Date........... 32
          -------------------------------------------------------
   7.2    Procedure for Failure to Satisfy Conditions....................... 33
          -------------------------------------------

ARTICLE VIII................................................................ 33
CLOSING..................................................................... 33
   8.1    Time and Place.................................................... 33
          --------------
   8.2    Closing Transactions.............................................. 33
          --------------------
   8.3    Deliveries by TG to MCR........................................... 33
          -----------------------
   8.4    Deliveries by MCR and MCRAC to TG and Shareholders................ 36
          --------------------------------------------------
ARTICLE IX.................................................................. 38
OTHER AGREEMENTS............................................................ 38
   9.1    Further Assurance................................................. 38
          -----------------
   9.2    Confidentiality................................................... 38
          ---------------
   9.3    Tax Matters....................................................... 38
          -----------
   9.4    Lock-Up Agreements................................................ 40
          ------------------
   9.5    Expense Reimbursement............................................. 41
          ---------------------
ARTICLE X................................................................... 41
INDEMNIFICATION............................................................. 41
   10.1   Indemnification by Indemnifying Shareholders...................... 41
          --------------------------------------------
   10.2   Indemnification by MCR............................................ 41
          ----------------------
   10.3   Procedure for Indemnification..................................... 42
          -----------------------------
   10.4   Limitations on Indemnity.......................................... 42
          ------------------------
   10.5   Payment........................................................... 43
          -------
ARTICLE XI.................................................................. 44
TERMINATION................................................................. 44
   11.1   Rights to Terminate............................................... 44
          -------------------
   11.2   Effects of Termination............................................ 45
          ----------------------
ARTICLE XII................................................................. 45
[ARTICLE XII has been intentionally deleted by the parties]................. 45
ARTICLE XIII................................................................ 45
MISCELLANEOUS PROVISIONS.................................................... 45
   13.1   Public Announcements.............................................. 45
          --------------------
   13.2   Post-Closing Deliveries........................................... 46
          -----------------------
   13.3   Notices........................................................... 46
          -------
   13.4   Assignment........................................................ 48
          ----------
   13.5   Benefit of the Agreement.......................................... 48
          ------------------------
   13.6   Recitals, Exhibits and Schedules.................................. 48
          --------------------------------
   13.7   Headings.......................................................... 48
          --------
   13.8   Entire Agreement.................................................. 48
          ----------------
   13.9   Modifications and Waivers......................................... 49
          -------------------------
   13.10   Counterparts..................................................... 49
           ------------
   13.11   Severability..................................................... 49
           ------------
   13.12   GOVERNING LAW.................................................... 49
           -------------
   13.13   Expenses......................................................... 49
           --------
   13.14   Satisfaction of Certain Payables................................. 50
           --------------------------------

EXHIBITS

Exhibit 8.3(g)(i)          Form of Employment Agreement (Dr. Demirjian)
Exhibit 8.3(g)(ii)         Form of Employment Agreement (Dr. Casadaban)
Exhibit 8.3(k)             Form of Supplement to MCR's Shareholders Agreement
Exhibit 8.3(m)(i)          Form of Option Assumption Agreement
Exhibit 8.3(m)(ii)         Form of Option Cancellation Agreement

SCHEDULES

Schedule 1.2               Description of Assets
Schedule 3.2               Accounts Receivable
Schedule 3.4               TG Intangibles
Schedule 3.5               Brokers' Fees
Schedule 3.8               Litigation
Schedule 3.9               Personnel Identification and Compensation
Schedule 3.10              Existing Employment Contracts
Schedule 3.11              TG's Capitalization
Schedule 3.12              Title to TG Shares
Schedule 3.13              Environmental Disclosures
Schedule 3.14              Affiliate Transactions
Schedule 3.15              Employee Benefit Matters
Schedule 3.16              Taxes
Schedule 3.17              Title to Assets
Schedule 3.18              Real Property
Schedule 3.20              TG's Consents
Schedule 3.21              Licenses and Permits
Schedule 3.23              Insurance
Schedule 3.24              Financial Statements
Schedule 3.25              Liabilities Incurred Outside of Ordinary Course
Schedule 3.26              Conduct of TG's Business Since Balance Sheet Date
Schedule 3.27              Banking Arrangements
Schedule 4.5               MCR's Consents
Schedule 4.7               MCR's Financial Statements
Schedule 4.9               Litigation
Schedule 4.10              MCR's Capitalization
Schedule 4.11              MCR Liabilities
Schedule 4.14              MCR Intangibles
Schedule 5.2(a)            Permitted TG Option Issuances
Schedule 8.3(m)            Stock Option Conversion Table

                         AGREEMENT AND PLAN OF MERGER
                         ----------------------------

     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into as of May 12, 2000 by and among MCR HOLDINGS, INC., an Illinois corporation ("MCR"), MCR Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of MCR ("MCRAC"), ThermoGen, Inc., an Illinois corporation ("TG"), and the individuals
  -----
identified on the signature page hereto as "Shareholders."

                                   RECITALS
                                   --------

     A.  David C. Demirjian, Ph.D., an individual ("Dr. Demirjian"), and Malcolm
                                                    -------------
J. Casadaban, Ph.D., an individual ("Dr. Casadaban", and together with Dr.
                                     -------------
Demirjian, the "Shareholders"), collectively, own all of the issued and
                ------------
outstanding shares of capital stock of TG consisting of 3,500,000 shares of Class A Common Stock, no par value.

     B. TG is engaged in biocatalyst discovery, engineering and application development necessary for supplying biotransformation processes and biocatalysts for industrial applications (the "TG's Business").
                                  -------------

     C. MCR is engaged in contract chemistry and biology research and development services for pharmaceutical, biotechnology, agricultural, chemical and personal care companies involved in new product discovery and development (the "MCR's Business").
      ----- --------

     D. The Board of Directors of MCR, MCRAC and TG each have determined that it is in the best interests of their respective companies and shareholders to combine their respective businesses in a merger transaction to be effected as set forth in this Agreement.

     E. MCR, MCRAC and TG desire to effect the merger and the other transactions contemplated hereby.

     F. MCR and TG intend that the transactions contemplated by this Agreement constitute a tax-free reorganization under Section 368(a)(1)(A) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MCR, MCRAC, TG and Shareholders hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

          1.1  General.
               -------

     Each term defined in the first paragraph of this Agreement and in the Recitals shall have the meaning set forth above whenever used herein, unless otherwise expressly provided or unless the context clearly requires otherwise.

          1.2  Definitions.
               -----------

     As used herein, the following terms shall have the meanings ascribed to them in this Section 1.2:
             -----------

          Accounts Receivable.  All present and future rights to payment for
          -------------------
goods sold or services rendered whether or not earned by performance, including all accounts and notes receivable owned or held by TG.

          Adverse Consequences.  All allegations, charges, complaints, actions,
          --------------------
suits, proceedings, hearings, investigations, claims, demands, Orders, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, Taxes, interest, Liens, losses, expenses and fees, including all accounting, consultant and attorneys' fees and court costs, costs of expert witnesses and other expenses of litigation, in each case after taking into account the actual net tax effect, if any.

          Affiliate.  As set forth in Rule 12b-2 of the regulations promulgated
          ---------
under the Securities Exchange Act of 1934.

          Agreement.  This Agreement and Plan of Merger, together with all
          ---------
Exhibits and Schedules referred to herein, as amended, modified or supplemented from time to time in accordance with the terms hereof.

          Alternative Transaction.  As defined in Section 5.6.
          -----------------------                 -----------

          Authority.  Any governmental, regulatory or administrative body,
          ---------
agency or authority, any court of judicial authority, any arbitrator or any public, private or industry regulatory authority, whether foreign, federal, state or local.

          Balance Sheet Date.  December 31, 1999.
          ------------------

          CERCLA.  Comprehensive Environmental Response, Compensation and
          ------
Liability Act, 42 U.S.C. (S) 9601, et seq.

          Closing.  As defined in Section 8.1.
          -------                 -----------

          Closing Date.  The day three (3) days following the date on which MCR,
          ------------
TG and the Indemnifying Shareholders mutually agree all closing conditions have been satisfied (or will be satisfied on the Closing Date) or waived, or such other date as MCR, TG and the Indemnifying Shareholders may mutually agree in writing, in either case, upon which the Closing shall occur.

          Code.  Internal Revenue Code of 1986 and the regulations thereunder.
          ----

          Components.  As defined in Section 3.4(e).
          ----------                 --------------

          Confidential Information.  As defined in Section 9.2.
          ------------------------                 -----------

          Confidentiality Agreement.  The Confidentiality Agreement between TG
          -------------------------
and MCR which was signed by MCR on February 22, 1999 and by TG on February 26, 1999.

          Contracts.  All contracts, licenses, leases, subleases, arrangements,
          ---------
alliances, commitments and other agreements of TG, including all customer agreements, vendor agreements, purchase orders, employment agreements, consulting contracts, installation and maintenance agreements, computer software licenses, hardware lease or rental agreements, contract claims and all other arrangements and understandings related to TG's Business, including those items which are listed on Schedule 1.2 under the heading "Contracts".
                    ------------

          DGCL.  As defined in Section 2.1.
          ----                 -----------

          Dr. Casadaban.  Malcolm J. Casadaban, Ph.D.
          -------------

          Dr. Casadaban Minimum Holding.  As defined in Section 8.3(k).
          -----------------------------                 --------------

          Dr. Demirjian.  David C. Demirjian, Ph.D.
          -------------

          Dr. Demirjian Minimum Holding.  As defined in Section 8.3(k).
          -----------------------------                 --------------

          Effective Time.  The later of the date and time at which (i) the
          --------------
Certificate of Merger is filed with the Secretary of State of the State of Delaware in accordance with the DGCL and (ii) the Articles of Merger are filed with and the Certificate of Merger is issued by the Secretary of the State of the State of Illinois.

          Employment Agreements.  As defined in Section 8.3(g).
          ---------------------                 --------------

          Environmental Claims.  As defined in Section 3.13(d).
          --------------------                 ---------------

          Environmental Law(s).  Each and every Law, Order, Permit or similar
          --------------------
requirement of each and every Authority and the common law, pertaining to, or pursuant to which liability may arise with respect to, (i) the protection of human health and safety, the environment, natural resources and wildlife, (ii) the protection or use of surface water, groundwater, rivers and other bodies of water, (iii) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Substance or (iv) pollution, including CERCLA, RCRA, the Clean Air Act, 42 U.S.C. (S) 7401 et seq., and the Federal Water Pollution Control Act, 33 U.S.C.
(S) 1251, et seq.

          Equipment and Improvements.  All machinery, equipment, facilities and
          --------------------------
structures, buildings, installations, fixtures, improvements, betterments and additions located on or within the Real Property, appliances, furniture, office furniture and decorations, fixtures, office supplies and office equipment, computers, computer terminals and printers, computer software, telephone systems, telecopiers and photocopiers, and other tangible personal property of every kind and description that are located upon or within the Real Property, which are owned or leased by TG, and are utilized in connection with TG's Business, including the items listed on Schedule 1.2 under the heading
                                        ------------
"Equipment and Improvements".

           ERISA.  Employee Retirement Income Security Act of 1974.
           -----

           Exchange Ratio.  As defined in Section 2.6.
           --------------                 -----------

           Exclusivity Fee.  As defined in Section 11.2(a).
           ---------------                 ---------------

           Financial Statements.  The audited balance sheet and statements of
           --------------------
income, changes in shareholders' equity and cash flows of TG as of December 31, 1996, 1997, 1998 and 1999, and for each of the years ended on such dates, and the Interim Financial Statements.

           GAAP.  Generally accepted accounting principles in the United States
           ----
consistently applied.

           Gerald Demirjian Note. The Amended and Restated Promissory Note dated
           ---------------------
January 1, 1996 by TG to The J. Gerald Demirjian Revocable Trust in the original principal amount of $75,000.

           Hazardous Substance.  Any substance which is (i) defined as a
           -------------------
hazardous substance, hazardous material, hazardous waste, pollutant, pesticide, or contaminant under any Environmental Law, (ii) a petroleum hydrocarbon, including crude oil or any fraction thereof, (iii) hazardous, toxic, corrosive, flammable, explosive, infectious, radioactive or carcinogenic, or (iv) regulated pursuant to any Environmental Law.

           Holdback Shares.  As defined in Section 2.7.
           ---------------                 -----------

           IBCA.  As defined in Section 2.1.
           ----                 -----------

           Indemnified Party.  As defined in Section 10.3.
           -----------------                 ------------

           Indemnifying Party.  As defined in Section 10.3.
           ------------------                 ------------

           Indemnifying Shareholders.  Dr. Casadaban and Dr. Demirjian.
           -------------------------

           Indemnifying Shareholder Notes. The promissory note or notes by TG to
           ------------------------------
Dr. Demirjian in the aggregate principal and accrued outstanding interest amount as of April 30, 2000 of $162,335.63 and the promissory note or notes by TG to Dr. Casadaban in the aggregate principal and accrued outstanding interest amount of $190,098.20, together.

           Interim Financial Statements. The unaudited monthly balance sheet and
           ----------------------------
statement of income of TG as of, and for the four-month period ended on, April 30, 2000.

           Inventories.  All of TG's inventory, consumable supplies, spare parts
           -----------
and repair materials and any and all other inventories of TG.

           IRS.  Internal Revenue Service.
           ---

          Law.  Any law, statute, regulation, rule, ordinance, requirement,
          ---
announcement or other binding action or requirement of an Authority.

          Leased Real Property.  That certain parcel of land more fully
          --------------------
described on Schedule 1.2 under the heading "Leased Real Property", together
             ------------
with all leasehold improvements thereon.

          Letter of Intent.  The letter of intent dated March 9, 2000 among MCR,
          ----------------
TG and Dr. Demirjian relating to the transactions contemplated by this Agreement.

          Liabilities.  Any obligation or liability (whether known or unknown,
          -----------
whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due), including any liability for Taxes.

          Lien.  Any lien (statutory or otherwise), mortgage, pledge,
          ----
hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or security agreement or preferential arrangement of any kind or nature whatsoever (including the interest of a vendor or lessor under any conditional sale, capitalized lease or other title retention agreement).

          Material TG Operating Decision.  As defined in Section 5.2(a)(ii).
          ------------------------------                 ------------------

          Material MCR Operating Decision.  As defined in Section 5.2(b)(ii).
          -------------------------------                 ------------------

          MCR Indemnified Persons.  As defined in Section 10.1.
          -----------------------                 ------------

          MCR Intangibles. All trade names, trademarks, service marks,
          ---------------
copyrights, patents, trade secrets, inventions, designs, models, processes, formulae, software, registrations and applications for any thereof, and all technical know-how and other intellectual property rights or intangibles used by MCR in the operation of MCR's Business, and all goodwill associated therewith, licenses and sublicenses granted and obtained with respect thereto and rights thereunder, remedies against infringement thereof and rights to protection of interests therein under all applicable Laws.

          MCR Third Party Licenses.  All licenses, sublicenses and other
          ------------------------
agreements to which MCR is a party relating to MCR Third Party Technology.

          MCR Third Party Technology.  MCR Intangibles that MCR is licensed or
          --------------------------
otherwise authorized by a third party to use, market, distribute or incorporate into its products or processes.

          MCR Warranty Claim.  As defined in Section 10.1(a).
          ------------------                 ---------------

          MCR's Business.  As defined in the Recitals hereto.
          --------------

          MCR's Incentive Compensation Plan.  As defined in Section 8.3(m).
          ---------------------------------                 --------------

          MCR's Knowledge.  The actual knowledge (expressly not including
          ---------------
constructive knowledge, implied knowledge or knowledge by inference) of any of:
John L. Flavin, Michael T. Flavin, Brendan McAleenan, Jeffrey A. Whitnell, Michael Cogan and R. Richard Wieland II.

           MCR's Shareholders Agreement.  The Shareholders Agreement dated as of
           ----------------------------
June 14, 1999 among MCR and its shareholders.

           MCR Shares.  As defined in Section 2.6.
           ----------                 -----------

           Merger.  As defined in Section 2.1.
           ------                 -----------

           Option Assumption Agreements.  As defined in Section 8.3(m).
           ----------------------------                 --------------

           Option Cancellation Agreements.  As defined in Section 8.3(m).
           ------------------------------                 --------------

           Order.  Any decree, order, judgment, writ, award, injunction,
           -----
stipulation or consent of or by an Authority.

           Ordinary Course of Business. The ordinary course of business of TG or
           ---------------------------
MCR, as applicable, in accordance with past custom and practice (including with respect to quantity and frequency).

           Permits.  As defined in Section 3.21.
           -------                 ------------

           Person.  Any natural person, corporation, limited liability company,
           ------
partnership, firm, joint venture, joint-stock company, trust, association, Authority, unincorporated entity or organization of any kind.

           Plan.  As defined in Section 3.15(a).
           ----                 ---------------

           Products.  As defined in Section 3.4(b).
           --------                 --------------

           RCRA.  Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901, et
           ----
seq.

           Real Property Leases.  All leases and subleases of the Leased Real
           --------------------
Property.

           Records.  All books of account, ledgers, forms, records, documents,
           -------
files, invoices, vendor or supplier lists, plans and other data which are owned or used by TG, including all research logs and records, blueprints and specifications, all Tax, personnel, payroll, payroll tax and labor relations records, all environmental control records, environmental impact reports, statements, studies and related documents, handbooks, technical manuals and data, engineering specifications and work papers, all pricing and cost information, all sales records, all accounting and financial records, all sales and use tax returns, reports, files and records, asset history records and files, all data entry and accounting systems, all maintenance and repair records, all correspondence, notices, citations and all other documents received from, sent to or in TG's possession in connection with any Authorities (including foreign, federal, state, county or regional environmental protection, air or water quality control, occupational health and safety, land use, planning or zoning, and any alcohol, beverage or fire prevention Authorities), all plans, maps and surveys of the Leased Real Property, and all plans and designs of buildings, structures, fixtures and equipment.

          Release.  Any spilling, leaking, pumping, pouring, emitting, emptying,
          -------
discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other receptacles containing any Hazardous Substance).

          SBIR Grants.  As defined in Section 3.6(b).
          -----------                 --------------

          Securities Act.  Securities Act of 1933.
          --------------

          Shareholder Warranty Claim.  As defined in Section 10.2(a).
          --------------------------                 ---------------

          Shareholders.  On the date hereof, the individuals identified on the
          ------------
signature page hereto as "Shareholders"; and, as of immediately prior to the Merger, such individuals together with The J. Gerald Demirjian Revocable Trust.

          Shareholders' Knowledge.  The actual knowledge (expressly not
          -----------------------
including constructive knowledge, implied knowledge or knowledge by inference) of any of Dr. Demirjian, Dr. Casadaban, Richard Pilcher, Raymond Willis, Rajni Aneja, Edward Arnold, Larry Allen or David Drajeske.

          Supplement to MCR's Shareholders Agreement.  As defined in Section
          ------------------------------------------                 -------
8.3(k).
------

          Surviving Corporation.  TG
          ---------------------

          Taxes.  As defined in Section 3.16(a).
          -----                 ---------------

          TG.  As defined in the Recitals hereto.
          --

          TG Certificate.  As defined in Section 2.8.
          --------------                 -----------

          TG Intangibles.  All trade names, trademarks, service marks,
          --------------
copyrights, patents, trade secrets, inventions, designs, models, processes, formulae, software, registrations and applications for any thereof, and all technical know-how and other intellectual property rights or intangibles used by TG in the operation of TG's Business, including those listed on Schedule 1.2
                                                                ------------
under the heading "TG Intangibles", and all goodwill associated therewith, licenses and sublicenses granted and obtained with respect thereto and rights thereunder, remedies against infringement thereof and rights to protection of interests therein under all applicable Laws.

          TG Shares.  All of the issued and outstanding shares of capital stock
          ---------
of TG consisting of (a) as of the date hereof, 3,500,000 shares of Class A Common Stock, no par value, held by the Indemnifying Shareholders and (B) as of immediately prior to the Merger, 3,500,000 shares of Class A Common Stock, no par value, held by the Indemnifying Shareholders and 17,900 shares of Class B Common Stock, no par value, held by The J. Gerald Demirjian Revocable Trust.

          TG Third Party Licenses.  All licenses, sublicenses and other
          -----------------------
agreements to which TG is a party relating to TG Third Party Technology.

          TG Third Party Technology.  TG Intangibles that TG is licensed or
          -------------------------
otherwise authorized by a third party to use, market, distribute or incorporate into its products or processes.

          TG's Business.  As defined in the Recitals hereto.
          -------------

          TG's Closing Costs.  As defined in Section 13.13.
          ------------------                 -------------

          TG's Stock Option Plan.  As defined in Section 8.3(m).
          ----------------------                 --------------

          Third Party Notice.  As defined in Section 10.3.
          ------------------                 ------------

          1.3  Interpretation.
               --------------

     Unless otherwise expressly provided or unless the context requires otherwise, (a) all references in this Agreement to Articles, Sections, Schedules and Exhibits shall mean and refer to Articles, Sections, Schedules and Exhibits of this Agreement; (b) all references to statutes and related regulations shall include all amendments of the same and any successor or replacement statutes and regulations; (c) words using the singular or plural number also shall include the plural and singular number, respectively; (d) references to "hereof", "herein", "hereby" and similar terms shall refer to this entire Agreement (including the Schedules and Exhibits hereto); and (e) references to any Person shall be deemed to mean and include the successors and permitted assigns of such Person (or, in the case of an Authority, Persons succeeding to the relevant functions of such Person); (f) the term "including" shall be deemed to mean "including, without limitation"; and (g) all pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the Person or Persons may require.

                                  ARTICLE II
                      THE MERGER AND CONVERSION OF SHARES

          2.1  The Merger.
               ----------

     Subject to the terms and conditions of this Agreement, at the Effective Time, MCRAC and TG shall consummate a merger (the "Merger") in which (i) MCRAC
                                                   ------
shall be merged with and into TG and the separate corporate existence of MCRAC shall thereupon cease, (ii) TG shall be the surviving corporation in the Merger and shall continue to be governed by the laws of the State of Illinois, and
(iii) the separate corporate existence of TG with all its rights, privileges, immunities, powers, and franchises shall continue unaffected by the Merger. TG is sometimes referred to in this Agreement as the "Surviving Corporation". The
                                                   ---------------------
Merger shall have the effects set forth in this Agreement and the General Corporation Law of the State of Delaware ("DGCL") and the Business Corporation
                                           ----
Act of the State of Illinois ("IBCA").
                               ----

          2.2  Effective Time of the Merger.
               ----------------------------

     The Merger shall become effective upon the later to occur of (a) the filing of a properly executed Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the DGCL, and (b) the filing of properly executed Articles of Merger filed with, and the issuance of a Certificate of Merger by, the Secretary of State of the State of Illinois in accordance with the IBCA, each of which filings shall be made substantially simultaneously with the other and as soon as practicable after the closing of the transactions contemplated by this Agreement in accordance with Section 8.1.
                                                  -----------

          2.3  Articles of Incorporation and Bylaws; Name.
               ------------------------------------------

     The Articles of Incorporation and Bylaws of the TG shall become the Articles of Incorporation and Bylaws of the Surviving Corporation as of the Effective Time and the name of the Surviving Corporation shall remain "ThermoGen, Inc."

          2.4  Directors and Officers.
               ----------------------

     The directors of MCRAC immediately prior to the Merger shall be the directors of the Surviving Corporation immediately following the Effective Time, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Articles of Incorporation and Bylaws. The officers of MCRAC immediately prior to the Merger shall be the officers of the Surviving Corporation immediately following the Effective Time, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Articles of Incorporation and Bylaws.

          2.5  Tax Treatment.
               -------------

     For federal income tax purposes, it is intended that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code, and that this Agreement and Plan of Merger shall constitute a "plan of reorganization" for purposes of Section 368(a)(1)(A) of the Code.

          2.6  Exchange Ratio.
               --------------

          (a) Each TG Share issued and outstanding immediately prior to the Effective Time (other than shares of TG Class A Common Stock held by shareholders who properly demand dissenters' rights in accordance with
     Section 11.70 of the IBCA) shall, by virtue of the Merger and without any action on the part of the holder thereof, be canceled, extinguished and converted into the right to receive 0.052613 shares (each an "MCR Share")
                                                                   ---------
     of Class A Common Stock, $0.01 par value, of MCR ("MCR Class A Common
                                                        ------------------
     Stock") (the "Exchange Ratio").  All such TG Shares shall no longer be
     -----         --------------
     deemed outstanding, shall be canceled and retired and shall cease to exist. Each holder of a certificate representing any such TG Share shall thereafter cease to have any rights with respect to such TG Share, other than the right to receive a number of MCR Shares according to the Exchange Ratio based on the number of TG Shares previously evidenced by such certificate upon the surrender of such certificate as provided herein.
     Each share of TG Class A Common Stock then held in treasury of TG shall be canceled and retired, and no payment shall be made with respect thereof.

          (b) Each share of common stock, $0.01 par value per share, of MCRAC issued and outstanding or held in the treasury immediately prior to the Effective Time shall be canceled and extinguished and converted into one share of common stock of the Surviving Corporation.

          2.7  Exchange of Certificates.
               ------------------------

          (a) After the Effective Time, each holder of an outstanding certificate representing TG Shares (a "TG Certificate") immediately prior
                                            --------------
     to the Merger may surrender the same for cancellation to MCR, and each such holder shall be entitled to receive in exchange therefor (i) with respect to Dr. Demirjian and Dr. Casadaban, respectively, (A) a certificate or certificates representing 80,423.14 and 68,508.61 MCR Shares, respectively, to be issued to or at the direction of Dr. Demirjian and Dr. Casadaban, respectively, and (B) a certificate or certificates representing 19,015.43 and 16,198.32 MCR Shares, respectively, to be held in escrow by MCR in accordance with Section 2.10 hereof (collectively, the "Holdback Shares")
                     ------------                            ---------------
     and (ii) with respect to the other Shareholder, a certificate or certificates representing 941.77 MCR Shares to be issued to or at the direction of such Shareholder. Until so surrendered, each such certificate shall be deemed for all purposes to represent the number of MCR Shares into which such TG Shares were converted in the Merger, provided, however, that
                                                        --------  -------
     35,213.75 shall be deemed to be Holdback Shares.

          (b) The registered owner on the books and records of MCR of any such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to MCR, have and be entitled to exercise any voting rights with respect to the MCR Shares represented by such certificate as provided above.

          (c) Each certificate representing MCR Shares so issued in the Merger shall bear the legend required under MCR's Shareholders Agreement in addition to any legends required by Illinois law or by MCR's Articles of Incorporation or Bylaws or other such additional legends as agreed upon by the holder and MCR.

     All of the certificates representing MCR Class A Common Stock shall, upon delivery at Closing or later upon surrender and cancellation of the related TG Certificate(s), be duly authorized, validly issued and outstanding, fully-paid and non-assessable.

          2.8  Closing of Transfer Books.
               -------------------------

     At the Effective Time, the stock transfer books of TG shall be closed and no transfer of TG Shares shall thereafter be made. If, after the Effective Time, TG Certificates are presented to the Surviving Corporation, they shall be canceled and exchanged for certificates representing MCR Shares in accordance with the terms hereof. At and after the Effective Time, the holders of TG Shares to be exchanged for MCR Shares pursuant to this Agreement shall cease to have any rights as shareholders of TG, except for the right to surrender such stock certificates in exchange for MCR Shares as provided hereunder.

          2.9  Supplementary Action.
               --------------------

     If at any time after the Effective Time, any further assignments or assurances in law or any other documents or actions are necessary or desirable to vest or to perfect or confirm of record in the Surviving Corporation the title to any property or rights of TG or MCRAC or otherwise to carry out the provisions of this Agreement, the officers and directors of the Surviving Corporation are hereby authorized and empowered on behalf of TG or MCRAC, in the name of and on behalf of TG or MCRAC, to execute and deliver any and all documents and to take all actions necessary or proper to vest or to perfect or confirm title to such property or rights in the Surviving Corporation, and otherwise to carry out the purposes and provisions of this Agreement.

          2.10 Share Holdback.
               --------------

     The Holdback Shares shall be held by MCR on behalf of the Indemnifying Shareholders, pro rata in accordance with their respective pro rata percentages of the MCR Shares to be issued pursuant to the Merger. While so held by MCR, and subject to the sale or cancellation of Holdback Shares pursuant to Section
                                                                       -------
10.5(b), the Indemnifying Shareholders shall have the right to vote their
-------
respective Holdback Shares and to receive dividends thereon, if any, but shall not have the right to pledge, hypothecate, grant a security interest in or otherwise transfer or encumber such Holdback Shares. MCR shall use the Holdback Shares solely for the purpose, and in accordance with the terms and conditions, set forth in Section 10.5(b). MCR shall release all Holdback Shares not sold or
             ---------------
cancelled in accordance with Section 10.5(b) and deliver them to the
                             ---------------
Indemnifying Shareholders, pro rata in accordance with their respective pro rata percentages of the MCR Shares to be issued pursuant to the Merger, on the second anniversary of the Merger, unless there is then pending an unresolved indemnification claim in which case all remaining Holdback Shares shall be released and delivered only upon satisfaction of such claim.

                                  ARTICLE III
             REPRESENTATIONS AND WARRANTIES OF TG AND SHAREHOLDERS

     As an inducement to MCR and MCRAC to enter into and perform their respective obligations under this Agreement, and in consideration of the covenants of MCR and MCRAC contained herein, TG and Shareholders, jointly and severally, represent and warrant to MCR and MCRAC (which representations and warranties shall survive the Closing (subject to Section 10.4), as follows:
                                                 ------------

          3.1  Corporate Status; Authority; Enforceability.
               -------------------------------------------

     (a) TG is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and is duly qualified and in good standing in each other jurisdiction where the failure to so qualify could reasonably be expected to have a material adverse effect on the operations, condition or prospects of TG or TG's Business. TG has the corporate power and authority necessary to own, lease, operate or otherwise hold its properties and assets and to carry on its business as presently conducted.

     (b) Each Shareholder has the requisite capacity to execute and deliver this Agreement and to perform his obligations hereunder. TG has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement is binding upon, and enforceable against, each Shareholder and TG in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally and by general principles of equity (whether in a proceeding at law or in equity).

     (c) Neither the execution or delivery of this Agreement by any Shareholder nor the performance by any Shareholder of his obligations under this Agreement will (assuming the receipt of all consents described in Schedule 3.20), conflict
                                                        -------------
with or result in a breach of any of the terms or provisions of, or constitute a default under, any Contract, Permit or indenture, mortgage, deed of trust, note or other agreement or instrument to which each Shareholder is a party or is bound, or any applicable Law or Order to which each Shareholder is a party or by which each Shareholder is bound. Neither the execution or delivery of this Agreement by TG nor the performance by TG of its obligations under this Agreement will (assuming the receipt of all consents described in Schedule
                                                                  --------
3.20), conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any Contract, Permit or indenture, mortgage, deed of trust, note or other agreement or instrument to which TG is a party or is bound, the Articles of Incorporation or Bylaws of TG or any applicable Law or Order to which TG is a party or by which TG is bound.

          3.2  Accounts Receivable.
               -------------------

     Except as reserved against on the Interim Financial Statements, or as described on Schedule 3.2, the Accounts Receivable reflected on such balance
             ------------
sheet: (a) were acquired by TG in the Ordinary Course of Business and represent fully completed bona fide transactions that require no further act on the part of TG to make such Accounts Receivable payable by the account debtors; (b) to the Shareholders' Knowledge, are not subject to any material claim, counterclaim, set-off or deduction; (c) to the Shareholders' Knowledge, represent valid obligations owing to TG by account debtors that are not Affiliates, stockholders, directors, officers or employees of TG, which are enforceable in accordance with their respective terms; and (d) are owned by TG free and clear of all Liens (other than Liens which will be released on or before the Closing Date).

          3.3  Inventories.
               -----------

     The Inventories reflected in the Interim Financial Statements consist in all material respects of items of a quality and quantity useable or saleable in the Ordinary Course of Business.

          3.4  TG Intangibles
               ---------------

     (a)  Except as set forth on Schedule 3.4 under the heading "TG
                                 ------------
Intangibles", TG owns all right, title and interest in and to all TG Intangibles, free and clear of all Liens. The foregoing representation as it relates to TG Third Party Technology is limited to TG's interest pursuant to the TG Third Party Licenses, all of which, to the Shareholders' Knowledge, are valid and enforceable and in full force and effect and which grant TG such right to TG Third Party Technology as are employed in or necessary to the business of TG as conducted or currently proposed to be conducted prior to the Closing Date.

     (b)  Schedule 3.4 under the heading "TG Intangibles" contains, to the
          ------------
Shareholders' Knowledge, an accurate and complete description of (i) all patents, trademarks (with separate listings of registered and unregistered trademarks), trade names, and registered copyrights in or related to products owned by TG (the "Products"), all applications and registrations therefor, and a
                  --------
list of all licenses and other agreements relating thereto, and (ii) a list of all TG Third Party Licenses. All of TG's trademark or trade name registrations related to the Products and all of TG's copyrights in any of the Products are valid and in full force and effect; and consummation of the transactions contemplated hereby will not alter or impair any such rights. There is no material default by any party to any TG Third Party License and all of TG's rights thereunder are freely assignable. To the Shareholders' Knowledge, the licensors under such TG Third Party Licenses have and had all requisite power and authority to grant the rights purported to be conferred thereby. TG has, except as set forth on Schedule 3.4, provided to MCR true and complete copies of
                       ------------
all such TG Third Party Licenses, and any and all amendments thereto.

     (c)  Except as set forth on Schedule 3.4, to the Shareholders' Knowledge,
                                 ------------
no claims have been asserted against TG or any Shareholder (and no Shareholder is aware of any claims which are likely to be asserted against TG) by any Person challenging the use or distribution by TG of any TG Intangibles (including the TG Third Party Technology) or challenging or questioning the validity or effectiveness of any license or agreement relating thereto (including the TG Third Party Licenses). To the Shareholders' Knowledge, there is no valid basis for any claim of the type specified in the immediately preceding sentence which could in any way relate to or interfere with the continued enhancement and exploitation by TG of any of the Products. To the Shareholders' Knowledge, none of the Products nor the use of any TG Intangibles by TG in its current business infringes on the rights of, constitutes misappropriation of, or in any way involves unfair competition with respect to, any proprietary information or intangible property right of any Person, including any patent, trade secret, copyright, trademark or trade name.

     (d) All licenses, sublicenses or other agreements currently in effect pursuant to which TG has granted rights to others in TG Intangibles owned or licensed by TG are listed on Schedule 3.4 under the heading "TG Intangibles".
                             ------------
To the Shareholders' Knowledge, all of such licenses, sublicenses or agreements are in full force and effect and there is no default by TG or, to the Shareholders' Knowledge, any other party under any such license, sublicense or agreement. All of TG's rights under such licenses, sublicenses and agreements are freely assignable. TG has provided to MCR true and complete copies of all such licenses, sublicenses and other agreements, and any and all amendments thereto. Except as set forth on Schedule 3.4 under the heading "TG
                                 ------------
Intangibles", TG has not granted any Person any right to manufacture, reproduce, distribute, market or exploit any of the Products or any adaptations, translations or derivative works based on the Products or any portion thereof. Except with respect to the rights of third parties to the TG Third Party Technology, to the Shareholders' Knowledge, no third party has any right to manufacture, reproduce, distribute, market or exploit any underlying works or materials of which any of the Products are a "derivative work" as that term is defined in the United States Copyright Act, 17 U.S.C. (S) 101.

     (e)  Except as set forth on Schedule 3.4 under the heading "TG
                                 ------------
Intangibles", to the Shareholders' Knowledge, no designs, drawings, specifications, source code, object code, documentation, flow charts or diagrams incorporating, embodying or reflecting any of the Product at any stage of their development (the "Components") were written, developed, created or discovered in
                  ----------
whole or in part by any employee of TG with the assistance of any third party or were created by third parties (including any Shareholder) who has not assigned ownership of such employee's rights to TG. To the Shareholders' Knowledge, TG has at all times used commercially reasonable efforts to treat the Products and the Components as containing trade secrets and has not disclosed or otherwise dealt with such items in such a manner as to cause the loss of such trade secrets by release into the public domain. To the Shareholders' Knowledge, all existing non-disclosure agreements for the benefit of TG are set forth on
Schedule 3.4 under the heading "Contracts".
------------

     (f)  To the Shareholders' Knowledge, except as set forth in Schedule 3.4,
                                                                 ------------
no employee of TG is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of any such employee with TG or, to the Shareholders' Knowledge, any other party, including any previous employer, because of the nature of the business conducted by TG or proposed to be conducted by TG.

     (g) Each person employed by TG presently or within the two years preceding the date hereof (including independent contractors, if any) in a research and development or other technical position has executed a confidentiality and non-disclosure agreement in substantially the same form as the form previously provided by TG to MCR except as set forth in Schedule 3.4. Such confidentiality
                                             ------------
and non-disclosure agreements constitute valid and binding obligations of TG and, to the Shareholders' Knowledge, such person, enforceable in accordance with their respective terms. To the Shareholders' Knowledge, neither the execution or delivery of such agreements, nor the carrying on of TG's business by such persons as employees, nor the conduct of TG's business as currently anticipated, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument currently in effect under which any of such persons is obligated. TG is not knowingly making unauthorized use of any confidential information or trade secrets of any Person, including any former employer or any past or present employee of TG. Neither TG nor, to the Shareholders' Knowledge, any of TG's employees, has any agreement or arrangement with any Persons other than TG related to confidential information or trade secrets of such Persons or restricting any such employee's ability to engage in business activities of any nature.

     (h) No product liability or warranty claims have been communicated to or threatened against TG and, to the Shareholders' Knowledge, there is no specific situation, set of facts or occurrence that provides a basis for such claim.

          3.5  Brokers' Fees.
               -------------

     Except as set forth in Schedule 3.5, neither TG nor any Shareholder has
                            ------------
dealt with any broker, finder or consultant in connection with the transactions contemplated by this Agreement, and no Person acting on behalf of or at the direction of TG or any Shareholder is entitled to any commission or finder's fee in connection with the Merger.

          3.6  Contracts.
               ---------

     (a)  Schedule 1.2 under the heading "Contracts", to the Shareholders'
          ------------
Knowledge, contains a complete list of all Contracts to which TG is party or by which TG is currently bound, which in the case of any individual Contract, involves the payment by (or to) TG of more than $5,000 in the aggregate, and TG has provided to MCR true and complete copies of such written Contracts (and true and complete summaries of all material terms of any and all oral Contracts). TG is not a party to any Contract not entered into in the Ordinary Course of Business. All Contracts are valid and binding upon TG and, to the Shareholders' Knowledge, the other parties thereto, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally. There is no default or event that with notice or lapse of time, or both, would constitute a default by TG or, to the Shareholders' Knowledge, any other party to any of the Contracts. TG has not received notice that any party to any of the Contracts intends to cancel or terminate any of such agreements or to exercise or not exercise any options under any of such agreements.

     (b) Since January 1, 1988, TG has received grants, including grants from the U.S. Small Business Innovative Research Program (collectively, "SBIR
                                                                    ----
Grants"), totaling approximately $4.5 million for technology development, of which $4,350,000 in cash already has been received by TG.

          3.7  Compliance with Laws.
               --------------------

     TG has complied with all, and is not in violation of any, applicable Laws or Orders affecting its products, properties or TG's Business.

          3.8  Litigation.
               ----------

     Schedule 3.8 sets forth a brief description of all suits, actions,
     ------------
arbitrations, and legal, administrative and other proceedings and governmental investigations pending or, to the Shareholders' Knowledge, threatened against or affecting TG, TG's Business, the Leased Real Property or any other assets of TG. Except for the matters set forth on Schedule 3.8, TG is not presently
                                         ------------
engaged in any legal action to recover moneys due to it or damages sustained by it. None of the matters set forth on Schedule 3.8, if decided adversely to TG,
                                      ------------
could reasonably be expected to have a material adverse effect on TG's Business.

          3.9  Personnel Identification and Compensation.
               -----------------------------------------

     Schedule 3.9 contains a true and complete list of the names, addresses and
     ------------
titles of all current officers, directors, employees, consultants, agents and representatives of TG. TG has previously delivered to MCR a true and complete
(a) schedule stating the rates of compensation payable (or paid, as the case may
be) to each such Person and (b) copy of TG's agreement with such Person, if any.
Schedule 3.9 includes a true and complete list of all directors and officers of
------------
TG.

          3.10 Existing Employment Contracts.
               -----------------------------

     TG has no employment contracts, collective bargaining agreements or similar arrangements except those described on Schedule 3.10. All such contracts and
                                       -------------
arrangements are in full force and
effect, and neither TG, nor, to the Shareholders' Knowledge, any other Person is in default under any such contract or arrangement. There is no pending or, to the Shareholders' Knowledge, threatened labor dispute, strike or work stoppage affecting TG's Business.

          3.11 Capitalization; Subsidiaries.
               ----------------------------

     (a) The total number of shares of capital stock and the par value thereof which TG is authorized to issue and the number of such shares which are issued and outstanding are described on Schedule 3.11.
                                 --------------

     (b)  No shares of TG's capital stock are held as treasury stock.

     (c)  Except as set forth in Schedule 3.11, there are no outstanding rights,
                                -------------
options, warrants, subscriptions, calls, puts, convertible securities, phantom stock plans or other agreements of any character or nature under which TG is or may become obligated to issue, redeem or repurchase any of its securities and there are no outstanding preemptive rights, rights of first refusal or similar rights to subscribe for or acquire any securities of TG.

     (d) The TG Shares have been duly and validly issued and are fully paid and nonassessable and are not subject to any preemptive rights; and, except as set forth in Schedule 3.11, there are no voting trust agreements or other contracts
         -------------
or agreements restricting voting or dividend rights or transferability with respect to the outstanding shares of capital stock of TG.

     (e) TG has not violated any Law in connection with the offer for sale or sale and issuance of its outstanding shares of capital stock or any other securities.

     (f)  Except as set forth in Schedule 3.11, TG does not own any securities
                                 -------------
or any other direct or indirect interest in any other Person. Virapeutics, Inc. has no assets or Liabilities.

          3.12 Title to TG Shares.
               ------------------

     Each Shareholder owns the number of shares of capital stock of TG indicated in Schedule 3.12 as being owned by such Shareholder, free and clear of any
   -------------
Liens, and has good and marketable title to such TG Shares. The Shareholders are all of the record and beneficial owners of all of the issued and outstanding shares of capital stock of TG. The TG Shares constitute as of the date hereof, and, other than shares subject to option exercise under TG's Stock Option Plan at or prior to the Merger to the extent such options are disclosed on Schedule
                                                                      --------
3.11, will constitute at Closing, all of the issued and outstanding shares of
----
capital stock of TG.

          3.13 Environmental.
               -------------

     Except as disclosed in Schedule 3.13:
                            -------------

     (a) TG has been and is in compliance with all applicable Environmental Laws; has not received written notice of any violation of or liability arising under applicable Environmental Laws;

and has not been subject to any administrative or judicial proceeding pursuant to any Environmental Laws.

     (b) Neither TG nor, to the Shareholders' Knowledge, any other present or former owner, tenant, occupant or user of the Leased Real Property has used, handled, generated, produced, manufactured, treated, stored, disposed, transported, threatened to Release or Released any Hazardous Substance on, under, about, to or from the Leased Real Property or any real property formerly owned, operated, leased or used by TG or otherwise related to TG's Business in violation of or in a manner that may form the basis of liability under any Environmental Law, including the disposal or treatment of any Hazardous Substance at any real property.

     (c) To the Shareholders' Knowledge, there is no Release or threatened Release of any Hazardous Substance existing on, beneath or from the surface, subsurface or ground water associated with the Leased Real Property, nor, to the Shareholders' Knowledge, is there or has there been any Release or threatened Release of Hazardous Substance adjacent to, from or in the vicinity of the Leased Real Property.

     (d) There exists no Order nor any demand, allegations, suit, claim, proceeding action, citation, directive, summons, investigation, information request, penalty, fine, notice of violation or other notice pending or, to the Shareholders' Knowledge, threatened pursuant to any Environmental Law relating to (i) the ownership, lease, occupation or use of the Leased Real Property or any real property formerly owned, leased, occupied or used real property by TG or, to the Shareholders' Knowledge, any other present or former owner, tenant, occupant or user of the Leased Real Property, (ii) any alleged violation of or liability under any Environmental Law by TG, (iii) the suspected presence, Release or threatened Release of any Hazardous Substance on, under, in or from the surface, subsurface, or groundwater associated with the Leased Real Property, any real property formerly owned, leased, occupied or used by TG, or any real property to which Hazardous Substances generated by or related to TG's Business or TG came to be located and (iv) any actual or alleged damage, injury, threat, or harm to health, safety, natural resources or the environment (collectively referred to herein as "Environmental Claims") nor, to the
                                     --------------------
Shareholders' Knowledge, does there exist any valid basis for any such Environmental Claims.

     (e) There are and, to the Shareholders' Knowledge, were no aboveground nor underground storage tanks currently or, to the Shareholders' Knowledge, formerly located on the Leased Real Property used or, to the Shareholders' Knowledge, formerly used for the purpose of storing any Hazardous Substance. To the Shareholders' Knowledge, there is no asbestos-containing building material on the Leased Real Property. No asbestos abatement or remediation work has been performed on the Leased Real Property by TG. To the Shareholders' Knowledge, there is no PCB-containing equipment or PCB-containing material located on the Leased Real Property.

     (f) None of the Leased Real Property nor any real property formerly owned, operated, leased or used by TG or any real property to which Hazardous Substances generated by or related to TG's Business or TG came to be located is listed on any or nominated for listing on the National Priority List promulgated by the United States Environmental Protection Agency pursuant to CERCLA or any analogous remedial priority list promulgated or published pursuant to any comparable state law.

     (g)  Schedule 3.13 contains a true and complete list of all environmental
          -------------
site assessment reports, environmental audits and any other reports prepared by or on behalf of TG or in TG's or any Shareholder's possession relating to environmental matters of TG's Business or the Leased Real Property.

          3.14 Affiliate Transactions.
               ----------------------

     All purchases and sales or other transactions, if any, between TG, on the one hand, and any officer, director, shareholder or key employee or, to the Shareholders' Knowledge, any Affiliate of any thereof, on the other hand, within the three (3) years immediately preceding the date hereof have been made on the basis of prevailing market rates and terms such that from the prospective of TG, all such transactions have been made on terms no less favorable than those which would have been available from unrelated third parties. Except as set forth on
Schedule 3.14, neither any officer, director, shareholder or employee of TG, nor
-------------
any spouse, child or other relative of any of such persons, owns, or has any interest, directly or indirectly, in any of the real or personal property owned by or leased to TG.

          3.15 Employee Benefit Matters.
               ------------------------

     (a)  Schedule 3.15 contains a true and complete list of each pension,
          -------------
retirement, profit sharing, savings, stock option, restricted stock, severance, termination, bonus, fringe benefit, insurance, supplemental benefit, medical, education reimbursement or other employee benefit plan, program, agreement or arrangement, including each "employee benefit plan" as defined in Section 3(3) of ERISA, with respect to which TG may have any Liability (each a "Plan").
                                                                   ----

     (b) TG has delivered to MCR true and complete copies of the following items relating to each Plan, where applicable:

           (i) the plan document and related trust agreement and insurance contracts, including any amendments (including descriptions of vacation and severance policies);

           (ii) the most recent determination letter received from the IRS with respect to each such Plan that is intended to be qualified under Section 401 of the Code;

           (iii) the most recent summary plan description, summary of material modifications and all material communications to participants; and

           (iv)  the most recent annual report (5500 series) and schedules.

     (c) Each Plan has been operated and administered in accordance with the applicable provisions of ERISA and the Code, including COBRA, and all other applicable Laws, and there are no actions, suits or claims pending or, to the Shareholders' Knowledge, threatened against any Plan or any administrator or fiduciary thereof, nor, to the Shareholders' Knowledge, do any facts exist which could give rise to any such action, suit or claim.

     (d) Each of the Plans that is intended to be "qualified" within the meaning of Section 401(a) of the Code is so qualified.

     (e) TG does not have any Liability with respect to a plan termination under Title IV of ERISA, a funding deficiency under Section 412 of the Code or
Section 302 of ERISA or a withdrawal from a "multiemployer plan" as defined in
(f) below or under Section 4063 of ERISA.

     (f) None of the Plans is a plan subject to Title IV of ERISA or a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA. No Plan which is a "welfare plan" within the meaning of Section 3(2) of ERISA provides benefits with respect to employees beyond termination of employment other than coverage required by law.

     (g) TG is not, and has never been, a member of a "controlled group of corporations" within the meaning of Section 414(b) of the Code, a member of a group under "common control" within the meaning of Section 414(c) of the Code, or a member of an "affiliated service group" within the meaning of Section 414(m) of the Code.

          3.16 Tax Matters.
               -----------

     (a)  The term "Taxes" means all net income, capital gains, gross income,
                    -----
gross receipts, sales, use, transfer, ad valorem, franchise, profits, license, capital, withholding, payroll, employment, excise, goods and services, severance, stamp, occupation, premium, property, assessments or other governmental charges of any kind whatsoever, together with any interest, fines and any penalties, additions to tax or additional amounts incurred or accrued under applicable federal, state, local or foreign tax law or assessed, charged or imposed by any Authority, provided that any interest, penalties, additions to tax or additional amounts that relate to Taxes for any taxable period (including any portion of any taxable period ending on or before the Closing Date) shall be deemed to be Taxes for such period, regardless of when such items are incurred, accrued, assessed or charged. For purposes of this Section 3.16 and Section
                                                    ------------     -------
10.1, TG shall be deemed to include any predecessor to TG and any Person from
----
which TG incurs a liability for Taxes as a result of transferee liability, joint and several liability or contract.

     (b)  Except as set forth on Schedule 3.16, TG has duly and timely filed
                                 -------------
(and prior to the Closing Date will duly and timely file) true, correct and complete Tax returns, reports or estimates, all prepared in accordance with applicable Laws, for all years and periods (and portions thereof), for all jurisdictions (whether federal, state, local or foreign) in which any such returns, reports or estimates are required to be filed by any applicable Law on or prior to the Closing Date. All Taxes shown as due and payable on such returns, reports and estimates have been paid (or will be paid prior to the Closing), and there is no current liability for any Taxes due and payable in connection with any such returns. All taxes not yet due and payable have been fully accrued on the books of TG and adequate reserves have been established therefor. There are no unpaid assessments for additional Taxes for any period and there is no basis therefor. Any charges, accruals and reserves for Taxes provided for on the Financial Statements (and the monthly financial statements to be delivered pursuant to Section 5.7) are (or will be) adequate. There are no
                            -----------
existing liens for Taxes upon any of TG's assets. TG has provided to MCR true and complete copies of all federal, state and foreign tax returns filed by TG for the past five (5) years.

     (c) TG has (i) withheld all required amounts from its employees, agents, contractors and nonresidents and remitted such amounts to the proper Authorities; (ii) paid all employer contributions and premiums; and (iii) filed all federal, state, local and foreign returns and reports with respect to employee income Tax withholding, and social security and unemployment Taxes and premiums, all in compliance with the withholding provisions of the Code and other applicable Laws.

     (d) None of TG's assets is tax exempt use property under Code Section 168(h). None of TG's assets is property that TG is required to treat as being owned by any other Person pursuant to the safe harbor lease provision of former Code Section 168(f)(8).

     (e) No portion of the cost of any of TG's assets was financed directly or indirectly from the proceeds of any tax exempt state or local government obligation described in Code Section 103(a).

     (f) TG has no (and has not previously had any) permanent establishment in any foreign country and TG does not engage (and has not previously engaged) in a trade or business within the meaning of the Code relating to the creation of a permanent establishment in any foreign country.

     (g)  TG is not a foreign person within the meaning of Code Section 1445.

     (h) Neither the Code nor any other provision of Law requires MCR to withhold any portion of the Merger consideration.

     (i) TG has never been a member of any consolidated, combined or unitary group for federal, state, local or foreign Tax purposes.

     (j) To the Shareholders' Knowledge, TG is not a party to any joint venture, partnership or other arrangement that could be treated as a partnership for federal income Tax purposes.

     (k)  Except as set forth in Schedule 3.16, the federal income Tax returns
                                 -------------
of TG have not been audited by the IRS; the state Tax returns of TG have not been audited by the relevant agencies and no deficiencies or reassessments for any Taxes have been proposed, asserted or assessed against TG by any federal, state, local or foreign taxing authority.

     (l)  Except as set forth in Schedule 3.16, TG has not executed or filed
                                 -------------
with any taxing authority (whether federal, state, local or foreign) any agreement or other document extending or have the effect of extending the period for assessment, reassessment or collection of any Taxes, and no power of attorney granted by TG with respect to any Taxes is currently in force.

     (m) No federal, state, local or foreign Tax audits or other administrative proceedings, discussions or court proceedings are presently pending with regard to any Taxes or Tax returns of TG and no additional issues are being asserted against TG in connection with any existing audits of TG.

     (n) TG has not entered into any agreement relating to Taxes which affects any taxable year ending after the Closing Date.

     (o) TG has not agreed to and, to the Shareholders' Knowledge, is not required to make any adjustment by reason of a change in accounting methods that affects any taxable year ending after the Closing Date. Neither the IRS nor any other agency has proposed any such adjustment or change in accounting methods that affects any taxable year ending after the Closing Date. TG has no application pending with any taxing authority requesting permission for any changes in accounting methods that relate to its business or operations and that affects any taxable year ending after the Closing Date.

     (p) TG is not and never has been a party to any Tax sharing agreement or similar arrangement for the sharing of Tax liabilities or benefits.

     (q)  TG has not consented to the application of Code Section 341(f).

     (r) There is no Contract covering any employee or former employee of TG that, individually or collectively, could give rise to the payment by TG of any amount that would not be deductible by reason of Code Section 280G.

     (s) In the past five years, TG has not been a party to a transaction reported as a reorganization within the meaning of Code Section 368, distributed a corporation in a transaction reported as qualifying under Code Section 355 or been distributed in a transaction reported as qualifying under Code Section 355.

     (t) TG has not participated in any transaction required to be disclosed as a tax shelter under the Code.

     (u)  TG has duly elected to be treated as an S corporation pursuant to Code
Section 1362(a), and the laws of the State of Illinois, effective as of January 17, 1989. This election is currently effective, and no event has occurred that would terminate TG's S status (other than the transactions contemplated by this Agreement). No taxing Authority has challenged the effectiveness of this election.

          3.17 Title to Assets.
               ---------------

     Except as otherwise disclosed on Schedule 3.17, TG (i) has good and
                                      -------------
marketable title to, or with respect to the Leased Real Property and leased personal property, a valid and binding leasehold interest in, all of its assets, free and clear of all Liens, and (ii) owns or otherwise has an enforceable right under a Contract to use all of the assets and rights used in or necessary to the operation of TG's Business.

          3.18 Real Property.
               -------------

     Other than its leasehold interest in the Leased Real Property, TG has no rights, title or interest in or to any real property. Except as set forth on
Schedule 3.18, all rent and, to the Shareholders' Knowledge, all other amounts
-------------
due and payable by TG with respect to the Leased Real Property have been paid.

          3.19 No Alternative Transaction.
               --------------------------

  Neither TG nor any Shareholder is a party to or otherwise bound by any agreement contemplating or providing for any Alternative Transaction.

          3.20 Consents.
               --------

     Except as contemplated by this Agreement or as otherwise disclosed on
Schedule 3.20, no consent, approval, order or authorization of, or registration,
-------------
declaration or filing with, or notification to, any Authority or any other Person is required to be obtained, made or given by any Shareholder or TG in connection with the execution and delivery of this Agreement or the performance by the Shareholders and TG of their respective obligations hereunder (including consents, approvals, orders or authorizations of, or registrations, declarations or filings with, or notifications to, any Authority or other Person necessary for the grants referenced in Section 3.6(b) to be available to TG following the
                             --------------
consummation of the Merger and the other transactions contemplated by this Agreement).

          3.21 Licenses and Permits.
               --------------------

     Schedule 3.21 lists and describes all material qualifications,
     -------------
registrations, filings, privileges, franchises, immunities, licenses, permits, authorizations and approvals of Authorities which are used or required in order for TG to own and operate TG's Business (collectively, "Permits"); and each
                                                        -------
Permit is in good standing, valid and subsisting, and in full force and effect in accordance with its terms.

          3.22 Occupational Safety and Health.
               ------------------------------

     TG has complied with all, and is not in violation of any, federal, state or local occupational safety and health Laws. TG has not received any notice, citation, claim, assessment or proposed assessment as to or alleging any violation of any federal, state or local occupational safety and health laws nor has TG been subject to any investigation by any federal, state or local occupational safety and health agency within the three (3) years preceding the date hereof, and no such violation exists. TG is not a party to any pending dispute with respect to compliance with any federal, state or local occupational safety and health law.

          3.23 Insurance.
               ---------

     (a)  Schedule 3.23 sets forth a list and brief description of all insurance
          -------------
policies maintained by TG, including production liability, workers' compensation, unemployment, life, medical, liability and casualty insurance.

     (b) To the Shareholders' Knowledge, TG is not in default with respect to any provision contained in any such insurance policy, nor has it failed to give any notice or present any claim thereunder in a due and timely fashion.

     (c) Since January 1, 1997, no TG insurance policy has been revoked or rescinded and TG has not received any notification or threat by any insurer to revoke or rescind any such insurance policy.

     (d)  Schedule 3.23 sets forth a true and complete list of all claims made
          -------------
by TG under any of its insurance policies since January 1, 1997.

          3.24 Financial Statements.
               --------------------

     (a) A true and complete copy of the Financial Statements is attached hereto as Schedule 3.24.
          -------------

     (b) The Financial Statements were prepared from and based on the books and records of TG in accordance with GAAP and present fairly the financial position and results of operations of TG at the dates and for the periods indicated therein, except that the Interim Financial Statements do not include footnotes or normal year-end adjustments.

     (c) As of the Closing, TG shall have not more than $575,000 in indebtedness outstanding (not including (i) accounts payable incurred or to be incurred in the Ordinary Course of Business or (ii) TG's Closing Costs), including amounts outstanding under notes payable by TG.

          3.25 Undisclosed Liabilities.
               -----------------------

     On the Balance Sheet Date, except as set forth on Schedule 3.25, TG had no
                                                       -------------
Liability with respect to TG's Business of the type which should be reflected in balance sheets (including the notes thereto) prepared in accordance with GAAP which was not fully disclosed, reflected or reserved against in the balance sheet as of the Balance Sheet Date included in the Financial Statements; and, except for liabilities which have been incurred since the Balance Sheet Date in the Ordinary Course of Business, since the Balance Sheet Date, TG has not incurred any Liability.

          3.26 Conduct of TG's Business Since Balance Sheet Date.
               -------------------------------------------------

     Except as set forth in Schedule 3.26, and except as otherwise contemplated
                            -------------
by this Agreement, since the Balance Sheet Date:

           (a) TG's Business has been conducted only in the Ordinary Course of Business;

           (b)  except (i) as described on Schedule 3.26 or (ii) for equipment,
                                           -------------
     inventory and supplies purchased, sold, used or otherwise disposed of in the Ordinary Course of the Business, TG has not purchased, sold, leased, mortgaged, pledged or otherwise acquired or disposed of any properties or assets;

           (c) TG has not sustained or incurred any loss or damage with respect to TG's Business (whether or not insured against) on account of fire, flood, accident or other calamity;

           (d) TG has not increased the rate of compensation of any officer or other employee or any consultant, except in the Ordinary Course of Business;

           (e) there has been no material adverse change in or with respect to the condition (financial or otherwise), operations, business, prospects, rights, properties, assets or liabilities of TG's Business or TG's relations with Authorities or its employees, creditors, suppliers, customers or others having business relationships with TG and no fact exists which may reasonably be expected to give rise to any such material adverse change;

           (f) TG has not canceled any of the debts or claims owed to it and has paid and satisfied its accounts payable in the Ordinary Course of Business;

           (g) TG has not changed any accounting methods or practices (including any change in depreciation or amortization policies or rates);

           (h) TG has not paid or declared any dividend or made any distribution in respect of, or redeemed or purchased any of, its capital stock; and

           (i) TG has not agreed to take any of the actions described in paragraphs (b), (d), (f), (g) or (h) above.

          3.27 Banking Arrangements.
               --------------------

     Except as set forth in Schedule 3.27, TG has no banking, borrowing or
                            -------------
depository relationship, or accounts or deposits of funds, and all persons authorized as signatories on each such account are listed in Schedule 3.27.
                                                             -------------

          3.28 Powers of Attorney.
               ------------------

     No Person holds any power of attorney from TG.

          3.29 Year 2000 Matters.
               -----------------

     To the Shareholders' Knowledge, TG has not experienced the effect of what is commonly referred to as the "Year 2000 Problem" (i.e., the inability of certain computer applications to recognize correctly and perform date sensitive functions involving certain dates after December 31, 1999). To the Shareholders' Knowledge, no Year 2000 Problem has adversely affected any Products.

          3.30 Disclosure.
               ----------

     None of the representations and warranties made by any Shareholder or TG in this Agreement or in any certificate furnished or to be furnished by TG or on its behalf pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits any material fact the omission of which would make the statements made therein misleading.

          3.31 Actual Knowledge of Breach.
               --------------------------

     None of Dr. Demirjian, Dr. Casadaban, Richard Pilcher, Raymond Willis, Rajni Aneja, Edward Arnold, Larry Allen or David Drajeske has actual knowledge (expressly not including constructive knowledge, implied knowledge or knowledge by inference) of any material fact or condition that is required by the terms of this Agreement to be disclosed by MCR on a Schedule hereto but which is not so disclosed.

                                  ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF MCR

     As an inducement to Shareholders and TG to enter into and perform their respective obligations under this Agreement, and in consideration of the covenants of Shareholders and TG contained herein, MCR represents and warrants to TG (which representations and warranties shall survive the Closing (subject to Section 10.4) as follows:
   ------------

          4.1  Corporate Status.
               ----------------

     Each of MCR and MCRAC is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois (in the case of MCR) or the State of Delaware (in the case of MCRAC) and is duly qualified and in good standing in each other jurisdiction where the failure to so qualify could reasonably be expected to have a material adverse effect on the operations, condition or prospects of MCR and its subsidiaries, taken as a whole. MCR has the corporate power and authority necessary to own, lease, operate or otherwise hold its properties and assets and to carry on its business as presently conducted.

          4.2  Due Authorization.
               -----------------

     The execution and delivery by MCR and MCRAC of this Agreement, and the performance by MCR and MCRAC of their respective obligations hereunder, have been duly and validly authorized and approved by all necessary corporate action on the part of MCR and MCRAC.

          4.3  Authority of MCR and MCRAC.
               --------------------------

     MCR and MCRAC have the corporate power and authority to execute and deliver this Agreement and to perform their respective obligations hereunder. Neither the execution or delivery of this Agreement by MCR or MCRAC nor the performance by MCR or MCRAC of their respective obligations under this Agreement will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any contract, lease, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which MCR or MCRAC is a party or is bound, their respective Articles or Certificate of Incorporation, Bylaws or any applicable Law or Order to which MCR or MCRAC is a party or by which MCR or MCRAC is bound.

          4.4  Enforceability.
               --------------

     This Agreement is binding upon, and enforceable against, MCR and MCRAC in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally and by principles of equity (whether in a proceeding at law or in equity).

          4.5  Consents.
               --------

     Except as  contemplated by this Agreement or as otherwise disclosed on
Schedule 4.5, no consent, approval, order or authorization of, or registration,
------------
declaration or filing with, or notification to, any Authority or any other Person is required to be obtained, made or given by MCR or MCRAC in connection with its execution and delivery of this Agreement or the performance by it of its obligations hereunder.

          4.6  Brokers' Fees.
               -------------

     Neither MCR nor MCRAC has dealt with any broker, finder or consultant in connection with any of the transactions contemplated by this Agreement, and no Person acting on their behalf or at their direction is entitled to any commission or finder's fee in connection with the Merger.

          4.7  Financial Statements.
               --------------------

     (a) The audited consolidated balance sheet and statements of income, changes in shareholders' equity and cash flows of MCR and its consolidated subsidiaries as of December 31, 1996, 1997, 1998 and 1999, and for each of the years then ended, and the unaudited consolidated balance sheet and statement of income of MCR and its consolidated subsidiaries as of, and for the three-month period ended, March 31, 2000, were prepared in accordance with GAAP and present fairly the financial position and results of operations of MCR and its consolidated subsidiaries at the dates and for the periods indicated therein, except that the financial statements for the three-month period ended March 31, 2000 do not include footnotes or normal year-end adjustments.

     (b)  A true and complete copy of the financial statements described in
Section 4.7(a) is attached hereto as Schedule 4.7.
--------------                       ------------

          4.8  No Material Adverse Change.
               --------------------------

     Since December 31, 1999, there has been no material adverse change in or with respect to the financial condition of MCR and its subsidiaries, taken as a whole.

          4.9  Litigation.
               ----------

     Except as set forth on Schedule 4.9, no material suit, action, arbitration
                            ------------
or legal, administrative or other proceeding or governmental investigation is pending or, to MCR's Knowledge, threatened against MCR or any of its Affiliates.

          4.10 Capitalization.
               --------------

     (a) The total number of shares of capital stock and the par value thereof which MCR is authorized to issue and the number of such shares which are issued and outstanding are described on Schedule 4.10.
                                 -------------

     (b)  No shares of MCR's capital stock are held as treasury stock.

     (c)  Except as described on Schedule 4.10, there are no outstanding rights,
                                 -------------
options, warrants, subscriptions, calls, puts, convertible securities, phantom stock plans or other agreements of any character or nature under which MCR is or may become obligated to issue, redeem or repurchase any of its securities and there are no outstanding preemptive rights, rights of first refusal or similar rights to subscribe for or acquire any securities of MCR.

     (d)  Except as described on Schedule 4.10, there are no voting trust
                                 -------------
agreements or other contracts or agreements restricting voting or dividend rights or transferability with respect to the outstanding shares of capital stock of MCR.

     (e) MCR has a sufficient number of authorized but unissued shares of MCR Class A Common Stock available for issuance in accordance with the terms of this Agreement. The MCR Shares to be issued pursuant to this Agreement will, when so delivered, be duly and validly issued, fully paid and nonassessable.

     (f) MCR has not violated any Law in connection with the offer for sale or sale and issuance of its outstanding shares of capital stock or any other securities.

     (g)  Except as set forth in Schedule 4.10, MCR does not own any securities
                                 -------------
or any other direct or indirect interest in any other Person.

          4.11 Undisclosed MCR Liabilities.
               ---------------------------

     On the Balance Sheet Date, MCR had no Liability with respect to MCR's Business of the type which should be reflected in balance sheets (including the notes thereto) prepared in accordance with GAAP which was not fully disclosed, reflected or reserved against in the balance sheet as of the Balance Sheet Date included in MCR's financial statements described in Section 4.7(a); and, except
                                                    --------------
as described on Schedule 4.11 or for liabilities which have been incurred since
                -------------
the Balance Sheet Date in the Ordinary Course of Business or in connection with the transactions contemplated hereby, since the Balance Sheet Date, MCR has not incurred any Liability.

          4.12 Disclosure.
               ----------

     None of the representations and warranties made by MCR or MCRAC in this Agreement or in any certificate furnished or to be furnished by MCR or MCRAC or on its or their behalf pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits any material fact the omission of which would make the statements made therein misleading.

          4.13 Actual Knowledge of Breach.
               --------------------------

     None of John L. Flavin, Michael T. Flavin, Brendan McAleenan, Jeffery Whitnell, Michael Cogan or R. Richard Wieland II has actual knowledge (expressly not including constructive knowledge, implied knowledge or knowledge by inference) of any material fact or condition that is required by the terms of this Agreement to be disclosed by Shareholders or TG on a Schedule hereto but which is not so disclosed.

          4.14 MCR Intangibles.
               ---------------

     (a)  Except as set forth on Schedule 4.14, to MCR's Knowledge, no claims
                                 -------------
have been asserted or threatened against MCR by any Person challenging the use or distribution by MCR of any MCR Intangibles (including MCR Third Party Technology) or challenging or questioning the validity or effectiveness of any license or agreement relating thereto (including MCR Third Party Licenses to MCR).

     (b) To MCR's Knowledge, none of MCR's products or services nor the use of any MCR Intangibles by MCR in its current business infringes on the rights of, or constitutes misappropriation of, any proprietary information or intangible property right of any Person, including any patent, trade secret, copyright, trademark or trade name.

                                   ARTICLE V

                         PRE-EFFECTIVE TIME COVENANTS

     From the date hereof through and including the Closing Date:

          5.1  Required Consents.
               -----------------

          TG, MCR and MCRAC agree to (a) promptly file, or cause to be promptly filed, with all appropriate Authorities and other Persons any and all notices, registrations, declarations, applications and other documents as may be necessary to consummate the transactions contemplated hereby and (b) thereafter diligently pursue all consents, approvals and authorizations from such Authorities and other Persons as may be necessary to consummate the transactions contemplated hereby.

          5.2  Conduct of TG's and MCR's Businesses.
               ------------------------------------

     (a) Except as otherwise contemplated by this Agreement or consented to by MCR in writing:

           (i) TG shall operate and maintain TG's Business in the Ordinary Course of Business;

           (ii) TG shall consult with MCR regarding all operational decisions material to TG's Business, including decisions (or related decisions) involving payments by (or to) TG of more than $50,000 in aggregate in any twelve month period (including entering into, changing, modifying, canceling or terminating any agreement or contract involving such a payment) (each a "Material TG Operating Decision"); provided, that the
                       ------------------------------    --------
     right to make all Material TG Operating Decisions shall remain solely with TG;

           (iii) TG shall not (A) permit or allow any of TG's assets to be subjected to any Lien (except any Lien described on Schedule 3.17); (B)
                                                         -------------
     sell, lease, transfer or otherwise dispose of any of TG's assets, except for sales, leases, transfers or disposals in the Ordinary Course of Business; (C) enter into any agreement or contract with respect to real property; (D) change TG's Business' accounting methods, principles or practices (including any change in depreciation or amortization methods, policies or rates or income recognition methods); (E) increase or otherwise change the rate or nature of the compensation (including wages, salaries, bonuses and benefits under any Plan) which is paid or payable to any officer, employee, consultant or other representative of TG's Business, except in the Ordinary Course of Business; (F) make, or commit to make, any payment, contribution or award under or into any Plan, except in the Ordinary Course of Business; (G) declare or pay any dividends or distributions to its shareholders or redeem or repurchase any of TG's securities or make any payments to any Shareholder or Affiliate thereof (except for salaries paid and current debt service payments disclosed to MCR, in any case, which are paid in the Ordinary Course of Business); (H) change the terms of any Accounts Receivable or cancel any debts owed to TG;
     (I) except as set forth on Schedule 5.2(a) or as expressly provided herein,
                                ---------------
     issue any capital stock or any option, warrant or right relating thereto; or (J) amend its Articles of Incorporation or Bylaws; and

           (iv) TG shall use all commercially reasonable efforts to preserve and protect TG's Business' goodwill, prospects, rights, properties, assets and business, to keep available to it and MCR the services of TG's Business' employees and consultants, and to preserve and protect TG's Business' relationships with Authorities and its employees, consultants, officers, suppliers, customers, creditors and others having business relationships with it.

     (b) MCR shall give TG reasonable prior notice of any acquisition by MCR of any other material business outside of the Ordinary Course of Business (other than its proposed acquisition of Emerald BioStructures, Inc.) (each a "Material
                                                                       --------
MCR Operating Decision"); provided, that the right to make all Material MCR
----------------------
Operating Decisions shall remain solely with MCR.

          5.3  Access to Books and Personnel; Rights of Inspection.
               ---------------------------------------------------

     (a) TG shall, and shall cause its officers, directors, employees, auditors and agents to, afford to MCR and MCR's underwriters, lenders, officers, employees, auditors and agents the right at any time prior to the Closing during normal business hours and upon reasonable prior notice, access to TG's directors, officers, employees, consultants, auditors, agents, facilities, research logs, books and records (including auditors' work papers) as MCR reasonably shall deem necessary or desirable and shall furnish such financial and operating data and other information as MCR may reasonably require. TG also shall permit MCR and its underwriters, lenders, officers, employees, auditors and agents to meet with TG's lenders, banking institutions, primary suppliers and customers. TG shall make full disclosure to MCR of all relevant matters concerning TG, TG's Business and the assets used in TG's Business. No such access, examination or review shall in any way affect, diminish or terminate any of the representations, warranties or covenants of Shareholders or TG set forth herein.

     (b) Prior to the Effective Time, MCR may physically inspect, and cause one or more representatives of MCR to physically inspect, TG's assets, including all research laboratories and storage facilities, if any. TG shall grant MCR and its agents reasonable access to TG's assets to perform such inspection. All inspection fees and other expenses of any kind incurred by MCR relating to the inspection of TG's assets will be solely at MCR's expense. TG shall cooperate with MCR in all reasonable respects in making such inspections.

     (c) Prior to the Effective Time, TG may physically inspect, and cause one or more representatives of TG to physically inspect, MCR's assets, including all research laboratories and storage facilities, if any. MCR shall grant TG and its agents reasonable access to MCR's assets to perform such inspection. All inspection fees and other expenses of any kind incurred by TG or the Shareholders relating to the inspection of MCR's assets will be solely at the Shareholders' expense. MCR shall cooperate with TG in all reasonable respects in making such inspections.

     (d) MCR shall provide to TG all financial statements and other information regarding MCR and its Affiliates that are reasonably requested by TG.

          5.4  Notification of Material Adverse Events.
               ---------------------------------------

     (a) TG shall promptly notify MCR in writing of any event following the date hereof of which Shareholders or TG is or becomes aware that will or could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), rights, properties, assets or prospects of TG or TG's Business or the performance by Shareholders or TG of their respective obligations under this Agreement.

     (b) MCR shall promptly notify TG or the Indemnifying Shareholders in writing of any event following the date hereof of which MCR is or becomes aware that will or could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), rights, properties, assets or prospects of MCR or the MCR's Business or the performance by MCR of its obligations under this Agreement.

          5.5  Supplemental Disclosures.
               ------------------------

     TG, Shareholders and MCR shall have the continuing obligation to supplement and amend all Schedules attached hereto as necessary or appropriate with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in such Schedules by such party.

          5.6  Exclusivity.
               -----------

     Unless this Agreement has been terminated in accordance with Article XI,
                                                                  ----------
(a) Shareholders shall not, and shall not permit TG or any of TG's Affiliates, directors, officers, employees, consultants, agents or advisors to, initiate, pursue or encourage (by way of furnishing information or otherwise) any inquiries or proposals, or enter into any discussions, negotiations or agreements (whether preliminary or definitive) with any Person, contemplating or providing for any merger, acquisition, purchase or sale of all or substantially all of the capital stock or assets or any business combination or change in control of TG's Business (an "Alternative Transaction"), other than the
                              -----------------------
transaction contemplated by this Agreement, and (b) Shareholders and TG shall deal exclusively with MCR with respect to the Merger. In the event any Shareholder, TG or any of TG's Affiliates, directors, officers, employees, consultants, agents or advisors receive a proposal, directly or indirectly, from any Person regarding an Alternative Transaction, the Indemnifying Shareholders or TG shall give written notice to MCR of such contact within one (1) day after receiving such contact.

          5.7  Monthly Financial Statements.
               ----------------------------

     (a) TG shall deliver to MCR within fifteen (15) days after the end of each calendar month, beginning with the month ended May 31, 2000, a balance sheet for TG as of the end of such month and a statement of income for TG for the portion of the calendar year then ended.

     (b) MCR shall deliver to TG within fifteen (15) days after the end of each calendar month, beginning with the month ended April 30, 2000, a consolidated balance sheet for MCR and its consolidated subsidiaries as of the end of such month and consolidated statement of income for MCR and its consolidated subsidiaries for the portion of the calendar year then ended.

     (c)  The financial statements described in Sections 5.7(a) and (b) shall be
                                                ---------------     ---
prepared in accordance with GAAP, except for footnote disclosures and normal year-end adjustments.

                                  ARTICLE VI
           CONDITIONS PRECEDENT TO MCR'S AND MCRAC'S OBLIGATIONS TO
                               EFFECT THE MERGER

          6.1  Obligations to be Satisfied on or prior to Closing Date.
               -------------------------------------------------------

     The obligations of MCR and MCRAC under this Agreement are subject to the satisfaction (or waiver by MCR or MCRAC), on or prior to the Closing Date, of the following conditions:

           (a)  Accuracy of Representations and Warranties.  Each of the
                ------------------------------------------
     representations and warranties made by Shareholders and TG in this Agreement shall be true and complete in all material respects on the Closing Date as though made on such date.

           (b)  Compliance with Agreement.  Shareholders and TG shall have
                -------------------------
     performed or complied in all material respects with the covenants, agreements and obligations required by this Agreement to be performed or complied with by Shareholders and TG on or prior to the Closing Date.

           (c)  Investigation.  MCR shall have been afforded access to TG's
                -------------
     books and records, officers, employees, consultants, agents, facilities, and personnel, as provided in Section 5.3.
                                   -----------

           (d)  Consents.  All consents, approvals, orders, authorizations,
                --------
     registrations, declarations and filings described on Schedule 3.20 and 4.5
                                                          -------------     ---
     material to TG's Business and MCR's Business, respectively, shall have been obtained or made in form reasonably satisfactory to MCR and TG, respectively. All necessary and material authorizations, agreements and consents of any Persons or Authorities to the consummation of the transactions contemplated by this Agreement, or otherwise pertaining to the matters covered by it, required of TG shall have been obtained by TG and delivered to MCR and shall be in full force and effect as of the Closing Date, and no such authorizations, agreements and consents shall impose any burdensome or, in MCR's reasonable determination, unsatisfactory conditions or requirements on MCR or TG.

           (e)  No Adverse Proceedings.  No Law shall have been enacted or
                ----------------------
     promulgated, and no investigation, action, suit or proceeding shall have been threatened or instituted against Shareholders, TG or MCR, which, in any case, in the reasonable judgment of MCR, challenges, or could reasonably be expected to result in a challenge to, the consummation of the transactions contemplated hereby, or which claims, or could reasonably be expected to give rise to a claim for, damages against MCR or TG as a result of the consummation of such transactions.

           (f)  No Material Adverse Change.  There shall have occurred no
                --------------------------
     material adverse change in or with respect to the condition (financial or otherwise), business, prospects, rights, properties or assets of TG's Business or TG since December 31, 1999.

           (g)  Schedules.  All amendments or supplements to the Schedules made
                ---------
     by TG pursuant to Section 5.5 shall be reasonably acceptable to MCR.
                       -----------

           (h)  Closing Documents.  TG and Shareholders shall have delivered all
                -----------------
     reports, agreements, certificates, instruments, opinions and other documents required to be delivered by TG and Shareholders on the Closing Date pursuant to Section 8.3, and the form and substance of all such
                      -----------
     reports, agreements, certificates, instruments, opinions and other documents shall be reasonably satisfactory to MCR.

          6.2  Procedure for Failure to Satisfy Conditions.
               -------------------------------------------

     In the event that, in MCR's reasonable judgment, any of the conditions precedent set forth in Section 6.1 have not been satisfied, MCR shall notify the
                       -----------
Indemnifying Shareholders in writing indicating its election to (a) waive such condition precedent or (b) terminate this Agreement pursuant to Section 11.1.
                                                                ------------

                                  ARTICLE VII
          CONDITIONS PRECEDENT TO SHAREHOLDERS' AND TG'S OBLIGATIONS
                             TO EFFECT THE MERGER

          7.1  Obligations to be Satisfied on or prior to Closing Date.
               -------------------------------------------------------

     The obligations of Shareholders and TG under this Agreement are subject to the satisfaction (or waiver by the Indemnifying Shareholders), on or prior to the Closing Date, of the following conditions:

           (a)  Accuracy of Representations and Warranties.  Each of the
                ------------------------------------------
     representations and warranties made by MCR in this Agreement shall be true and complete in all material respects on the Closing Date as though made on such date.

           (b)  Compliance with Agreement. MCR and MCRAC shall have performed or
                -------------------------
     complied in all material respects with the covenants, agreements and obligations required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

           (c)  No Adverse Proceedings.  No Law shall have been enacted or
                ----------------------
     promulgated, and no investigation, action, suit or proceeding shall have been threatened or instituted against Shareholders, TG or MCR, which, in any case, in the reasonable judgment of TG, challenges, or could reasonably be expected to result in a challenge to, the consummation of the transactions contemplated hereby, or which claims, or could reasonably be expected to give rise to a claim for, damages against Shareholders as a result of the consummation of such transactions.

           (d)  Closing Documents.  MCR shall have delivered all reports,
                -----------------
     agreements, certificates, instruments, opinions and other documents required to be delivered by it on the Closing Date pursuant to Section 8.4,
                                                                    -----------
     and the form and substance of all such certificates, instruments, opinions and other documents shall be reasonably satisfactory to TG.

           (e)  Regulatory Approvals.  All approvals, permits or qualifications
                --------------------
     from all appropriate Authorities required for the consummation of the transactions contemplated hereby shall have been obtained.

           (f)  No Material Adverse Change.  There shall have occurred no
                --------------------------
     material adverse change in or with respect to the condition (financial or otherwise), business, prospects, rights, properties or assets of MCR since December 31, 1999.

           (g)  Schedules.  All amendments or supplements to the Schedules made
                ---------
     by MCR pursuant to Section 5.5 shall be reasonably acceptable to the
                        -----------
     Indemnifying Shareholders.

          (h)  Investigation.  TG shall have been afforded access to MCR's
               -------------
     assets and facilities as provided in Section 5.3(c).
                               --------------

          7.2  Procedure for Failure to Satisfy Conditions.
               -------------------------------------------

     In the event that, in the Indemnifying Shareholders' reasonable judgment, any of the conditions set forth in Section 7.1 have not been satisfied, the
                                   -----------
Indemnifying Shareholders shall notify MCR in writing indicating TG's election to: (a) waive such conditions precedent; or (b) terminate this Agreement pursuant to Section 11.1.
            ------------

                                 ARTICLE VIII
                                    CLOSING

          8.1  Time and Place.
               --------------

     The Closing shall take place at 10:00 a.m. (local time) on the Closing Date at the offices of Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois, or at such other time and place as the Indemnifying Shareholders and MCR may mutually agree.

          8.2  Closing Transactions.
               --------------------

     All documents and other instruments required to be delivered at the Closing shall be regarded as having been delivered simultaneously, and no document or other instrument shall be regarded as having been delivered until all have been delivered.

          8.3  Deliveries by TG to MCR.
               -----------------------

     At the Closing, TG shall deliver or cause to be delivered to MCR:

          (a)  certificates representing all of the TG Shares;

          (b) (i) the Articles of Incorporation of TG certified by the Secretary of State of the State of Illinois as of a date not earlier than five (5) days prior to the Closing Date and (ii) the Articles of Incorporation and Bylaws of TG certified by the Secretary or an Assistant Secretary of TG as of the Closing Date;

          (c) certificates of good standing for TG from the State of Illinois and each state where TG's failure to be qualified to transact business as a foreign corporation would have a material adverse effect on TG or its business or financial condition;

          (d) the legal opinion of Bullwinkel Partners Ltd., counsel for Shareholders and TG, in form and substance reasonably satisfactory to MCR;

          (e) a certificate executed by the Indemnifying Shareholders, dated as of the Closing Date, certifying that all representations and warranties of Shareholders and TG herein contained are true and complete in all material respects as of the Closing Date as if made thereon and that Shareholders and TG have performed or complied in all material respects with all of the covenants, agreements and obligations required by this Agreement to be performed or complied with by Shareholders and TG on or prior to the Closing Date;

          (f) an executed original of each consent required to be obtained pursuant to Section 6.1(d);
                 --------------

          (g) (i) the Employment and Non-Compete Agreement, substantially in the form of Exhibit 8.3(g)(i) executed by Dr. Demirjian and (ii) the
                 -----------------
     Consulting and Non-Compete Agreement, substantially in the form of Exhibit
                                                                        -------
     8.3(g)(ii) executed by Dr. Casadaban (both agreements described in this
     ----------
     clause (g) being referred to together as the "Employment Agreements");
                                                   ---------------------

          (h) all releases necessary to terminate and discharge any and all Liens on the TG Shares and TG's assets;

          (i)  evidence of the resignations of all directors and officers of TG;

          (j) evidence of the repayment in full of the aggregate amount of all loans, if any due and owing to TG from the Shareholders and TG's Affiliates, employees, consultants, officers or directors;

          (k) a supplement to MCR's Shareholders Agreement, substantially in the form of Exhibit 8.3(k), which shall provide, among other things, for
                 --------------
     (i) the election of Dr. Demirjian to the Board of Directors of MCR for so long as he holds not less than 60% of the MCR Shares (including his pro rata portion of the Holdback Shares) that he received pursuant to the terms of this Agreement, provided, that any MCR Shares held by or for the benefit of Dr. Demirjian's spouse, child (including by adoption) or grandchild by trust, limited partnership, limited liability company, corporation or other entity for the benefit of any of the foregoing shall be deemed to be held by Dr. Demirjian (the "Dr. Demirjian Minimum
                                                       ---------------------
     Holding"), but, in any event, not beyond a QPO (as defined in the MCR's
     -------
     Shareholders Agreement); (ii) a right for Dr. Casadaban to observe all of MCR's Board of Director meetings for so long as he holds not less than 60% of the MCR Shares (including his pro rata portion of the Holdback Shares) that he received pursuant to the terms of this Agreement, provided, that any MCR Shares held by or for the benefit of Dr. Casadaban's spouse, child (including by adoption) or grandchild by trust, limited partnership, limited liability company, corporation or other entity for the benefit of any of the foregoing shall be deemed to be held by Dr. Casadaban (the "Dr.
                                                                            ---
     Casadaban Minimum Holding"), but, in any event, not beyond a QPO; (iii) the
     -------------------------
     right of each Indemnifying Shareholder to direct up to five percent (5%) (i.e., 10% in aggregate) of the shares to be sold in any "family and friends offering", if any, in connection with MCR's initial registered public offering, if any; and (iv) the right of each Shareholder to participate, on a pro rata basis with the other holders of MCR's Class A Common Stock, in any future unregistered equity issuances by MCR, other than equity issuances (A) pursuant to employee incentive plans, (B) as consideration for acquisitions by MCR or its subsidiaries of other businesses or parts thereof or (C) in connection with the exchange, conversion or redemption of other outstanding MCR securities (which participation rights shall expressly survive any termination of MCR's Shareholders Agreement due to a QPO) (the "Supplement to MCR's Shareholders
                                                --------------------------------
     Agreement"), as executed by Dr. Demirjian and Dr. Casadaban;
     ---------

          (l) an affidavit of the President or a Vice President of TG stating, under penalty of perjury, TG's United States taxpayer identification number and that TG is not a foreign person pursuant to Section 1442(b)(2) of the Code;

          (m) (i) an Option Assumption and Replacement Agreement, substantially in the form of Exhibit 8.3(m)(i), executed by each holder of an option
                    -----------------
     outstanding immediately prior to the Merger under the ThermoGen, Inc. 1997 Stock Option Plan (as amended, "TG's Stock Option Plan") (collectively, the
                                     ----------------------
     "Option Assumption Agreements"), pursuant to which (A) the outstanding
      ----------------------------
     options under TG's Stock Option Plan will be converted into options under MCR Holdings, Inc. Incentive Compensation Plan ("MCR's Incentive
                                                      ---------------
     Compensation Plan") as set forth in Schedule 8.3(m), (B) each such holder
     -----------------                   --------------
     will receive vesting credit under the MCR's Incentive Compensation Plan equal to the vesting credit of such holder under TG's Stock Option Plan and
     (C) each such holder will agree not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities
     Act) of equity securities of MCR, or any securities convertible into or exchangeable or exercisable for such securities, during the ten (10) day period prior to the date on which MCR has notified such holder that it intends to commence an initial public offering through the 180-day period immediately following the effective date of the registration statement covering such initial public offering, and (ii) an Option Cancellation Agreement, substantially in the form of Exhibit 8.3(m)(ii), executed by TG
                                             ------------------
     and each holder of an option outstanding immediately prior to the Merger under TG's Stock Option Plan (collectively, the "Option Cancellation
                                                      -------------------
     Agreements"), pursuant to which all options under TG's Stock Option Plan
     ----------
     will be cancelled and surrendered (set forth as Schedule 8.3(m) is a
                                                     ---------------
     schedule setting forth the outstanding options under TG's Stock Option Plan, on a per holder basis, and the respective conversions into options (and respective exercise prices) under MCR's Incentive Compensation Plan contemplated by this Section 8.3(m)); provided, that the failure of any
                          --------------
     holder or holders of
     options outstanding immediately prior to the Merger under TG's Stock Option Plan to execute any of the documents referred to in this Section 8.3(m)
                                                              --------------
     shall be deemed to not constitute a breach by either of TG or any of the Shareholders of this covenant;

          (n) evidence satisfactory to MCR of the conversion of the entire Gerald Demirjian Note into 17,900 shares of TG's Class A or B Common Stock, no par value, held by The J. Gerald Demirjian Revocable Trust, which, for purposes of the Merger, shall constitute TG Shares;

          (o) evidence satisfactory to MCR that each of the Indemnifying Shareholder Notes has been amended in accordance with its terms to provide that (i) the principal balance thereof and all accrued and to be accrued interest thereon is payable by TG upon the earlier of (A) the consummation of an initial public offering of the capital stock of MCR or (B) the six-month anniversary of the Merger and (ii) the interest rate under such Note applicable to the period after the Merger is equal to the applicable federal tax rate;

          (p) such other instruments and documents as are: (i) required by any other provisions of this Agreement to be delivered on the Closing Date by Shareholders and TG to MCR; or (ii) reasonably necessary, in the opinion of MCR, to evidence the performance by Shareholders and TG of their respective obligations under this Agreement.

          8.4  Deliveries by MCR and MCRAC to TG and Shareholders.
               --------------------------------------------------

     At the Closing, MCR and MCRAC shall deliver or cause to be delivered to TG:

          (a) a certificate of the Secretary or an Assistant Secretary of MCR and MCRAC, dated as of the Closing Date, certifying to (i) the Articles of Incorporation and Bylaws of MCR or MCRAC, as applicable; (ii) resolutions of the Board of Directors of MCR or MCRAC, as applicable, approving the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby; and (iii) incumbency and signatures of the officers of MCR or MCRAC, as applicable, executing this Agreement and any other certificate or document delivered by MCR or MCRAC, as applicable, in connection herewith;

          (b) a certificate executed by the President or any Vice President of MCR and MCRAC, dated as of the Closing Date, certifying that all representations and warranties of MCR or MCRAC, as applicable, herein contained are true and complete in all material respects as of the Closing Date as if made thereon and that MCR or MCRAC, as applicable, has performed or complied in all material respects with all of the covenants, agreements and obligations required by this Agreement to be performed or complied with by MCR or MCRAC, as applicable, on or prior to the Closing Date;

          (c) the Articles of Incorporation of MCR and MCRAC certified by the Secretary of State of the State of Illinois as of a date not earlier than five (5) days prior to the Closing Date;

          (d)  the Employment Agreements executed by MCR;

          (e) (i) the Supplement to MCR's Shareholders Agreement executed by MCR and the shareholders of MCR required to execute such Supplement (provided that the failure of such MCR shareholders (other than Dr. Michael
     T. Flavin) to execute and deliver such Supplement shall be deemed to not constitute a breach by MCR or MCRAC of this covenant); and (ii) a letter agreement from Dr. Michael T. Flavin to Dr. Demirjian stating that, for so long as Dr. Demirjian continues to hold not less than the Dr. Demirjian Minimum Holding (but in no event for longer than the three year period immediately following the Merger), Dr. Flavin will vote the voting stock in MCR held by him or by any trust of which he is a trustee in favor of electing Dr. Demirjian as a director of MCR; and (iii) a letter agreement from Dr. Flavin to Dr. Casadaban stating that, for so long as Dr. Casadaban continues to hold not less than the Dr. Casadaban Minimum Holding (but in no event for longer than the three year period immediately following the Merger), Dr. Flavin will vote the voting stock in MCR held by him or by any trust of which he is a trustee in favor of granting Dr. Casadaban MCR Board observer rights;

          (f) certificates representing all the MCR Shares (provided that MCR shall retain and hold the Holdback Shares in accordance with Section 2.10);
                                                                  ------------

          (g) the legal Opinion of Winston & Strawn, counsel for MCR and MCRAC, in form and substance reasonably satisfactory to the Indemnifying Shareholders;

          (h) certificates of good standing for MCR and MCRAC from the State of Illinois or Delaware, as applicable, and each state where MCR's failure to be qualified to transact business as a foreign corporation would have a material adverse effect on MCR and its subsidiaries taken as a whole;

          (i) an executed original (if available) of each consent required to be obtained pursuant to Section 7.1(e);
                             --------------

          (j) evidence of appointment of Dr. Demirjian as the Vice President-Technical Strategy of MCR;

          (k)  the Option Assumption Agreements executed by MCR; and

          (l) such other instruments and documents as are: (i) required by any other provisions of this Agreement to be delivered on the Closing Date by MCR and MCRAC to TG or Shareholders; or (ii) reasonably necessary, in the opinion of TG or Shareholders, to evidence the performance by MCR and MCRAC of their respective obligations under this Agreement.

                                  ARTICLE IX
                               OTHER AGREEMENTS

          9.1  Further Assurance.
               -----------------

     At any time and from time to time from and after the Closing, Shareholders, TG, MCR and MCRAC will, at the request and expense of the other party hereto, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such instruments and other documents and perform or cause to be performed such acts and provide such information, as may reasonably be required to evidence the Merger or for the performance by Shareholders, TG, MCR or MCRAC of any of their other respective obligations under this Agreement.

          9.2  Confidentiality.
               ---------------

     (a) The parties hereto agree with respect to the terms and conditions of this Agreement, including the Exchange Ratio, and all information that is furnished or disclosed to it by the other party (collectively, "Confidential
                                                                ------------
Information"), that (i) such Confidential Information is confidential and/or
-----------
proprietary to the furnishing/disclosing party and entitled to and shall receive treatment as such by the receiving party; (ii) the receiving party will hold in confidence and not disclose nor use (except in respect of the transactions contemplated by this Agreement, and to the parties' attorneys, accountants, financial advisors and other counselors) any such Confidential Information, treating such Confidential Information with the same degree of care and confidentiality as it accords its own confidential and proprietary information; provided, however, that the receiving party shall not have any restrictive
--------  -------
obligation with respect to any Confidential Information which (A) is contained in a printed publication available to the general public, (B) is or becomes publicly known through no wrongful act or omission of the receiving party, (C) is known by the receiving party without any proprietary restrictions by the furnishing/disclosing party at the time of receipt of such Confidential Information or (D) is subject to disclosure pursuant to any Order or requirement of any Authority; and (iii) all such Confidential Information furnished to either party by the other, unless otherwise specified in writing, shall remain the property of the furnishing/disclosing party, and in the event this Agreement is terminated, shall be returned to it, together with any and all copies made thereof, upon request for such return by it (except for documents submitted to an Authority with the consent of the furnishing/disclosing party or upon subpoena and which cannot be retrieved with reasonable effort).

     (b) Each party hereto acknowledges that the remedy at law for any breach by either party of its obligations under Section 9.2(a) is inadequate and that
                                         --------------
the other party shall be entitled to equitable remedies, including an injunction, in the event of breach by any other party.

          9.3  Tax Matters.
               -----------

     (a) The Indemnifying Shareholders shall be jointly and severally liable and indemnify MCR and TG (i) for all Taxes imposed on or incurred by TG for any taxable period ending on or before the Closing Date (except to the extent such Taxes are adequately provided for as current Taxes on TG's Interim Financial Statements and monthly financial statements delivered pursuant to Section 5.7)
                                                                  -----------
and (ii) with respect to any taxable period not ending on or before the Closing Date, for the portion of any Taxes attributable to the period ending on the Closing Date (except to the extent such Taxes are adequately provided for as current Taxes on TG's Interim Financial Statements and monthly financial statements delivered pursuant to
Section 5.7).
-----------

     (b) For any period that includes but does not end on the Closing Date, (i) liability for any Taxes determined by reference to income, capital gains, gross income, gross receipts, sales, net profits, windfall profits or similar items or resulting from a transfer of assets shall be allocated between the Shareholders and TG based on the date on which such items accrued; and (ii) liability for all other Taxes shall be allocated between the Shareholders and TG, pro rata, based on the number of days in the taxable period for which each party is liable for Taxes hereunder (except to the extent such Taxes are adequately provided for as current Taxes on TG's Interim Financial Statements and monthly financial statements delivered pursuant to Section 5.7).
                                 -----------

     (c) The Shareholders and MCR shall provide each other with such assistance as may reasonably be requested by the other in connection with the preparation of any return or report of Taxes, any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liabilities for Taxes. Such assistance shall include making employees available on a mutually convenient basis to provide additional information or explanation of material provided hereunder and shall include providing copies of relevant Tax returns and supporting material. The party requesting assistance hereunder shall reimburse the assisting party for reasonable out-of-pocket expenses incurred in providing assistance. The Shareholders, TG and MCR shall retain for the full period of any statute of limitations and provide the other with any records or information which may be relevant to such preparation, audit, examination, proceeding or determination. Shareholders shall be responsible for causing TG to file all Tax returns and reports of TG due on or prior to the Closing Date, which such returns and reports shall be prepared and filed timely and on a basis consistent with existing procedures for preparing such returns or reports and consistent with prior practice with respect to the treatment of specific items on the returns or reports; provided, however, that if the
                                          --------  -------
treatment of an item on any such return or report has not been provided by prior practice, the Shareholders shall cause TG to report such items in a manner that would result in the least amount of Tax liability to TG and MCR for periods ending after the Closing Date. MCR shall cause TG to prepare and file all Tax returns and reports of TG due after the Closing Date, which returns and reports, to the extent they relate to taxable periods beginning prior to, but including the Closing Date, and for the purpose of determining the Shareholders' liability for Taxes, shall be prepared and filed timely and on a basis consistent with existing procedures for preparing such returns and in a manner consistent with prior practice with respect to the treatment of specific items on the returns and reports, unless such treatment does not have sufficient legal support to avoid the imposition of penalties. In the event Shareholders are liable under
Section 9.3(a) for Taxes due in connection with the returns described in the
--------------
preceding sentence, and provided Shareholders have full authority and opportunity after reasonable notice to review any such returns and reports before they are filed and to notify MCR if anything set forth therein is not consistent with past practice, Shareholders shall pay the amount of such liability to TG immediately upon request or at least ten (10) business days prior to the filing of such returns, whichever is later.

     (d) If in connection with any examination, investigation, audit or other proceeding in respect of any Tax return covering the operations of TG on or before the Closing Date, any Authority issues to TG a written notice of deficiency, a notice of reassessment, a proposed adjustment, an assertion of claim or demand concerning the taxable period covered by such return, MCR or TG shall notify Shareholders of its receipt of such communication from the Authority within thirty (30) business days after receiving such notice of deficiency, reassessment, adjustment or assertion of claim or demand. No failure or delay of MCR or TG in the performance of the foregoing shall reduce or otherwise affect the obligations or liabilities of Shareholders pursuant to this Agreement, except to the extent that such failure or delay shall have adversely affected the Shareholders' ability to defend against any liability or claim for Taxes that the Shareholders are obligated to pay hereunder. Except as provided below, the Shareholders shall, at their expense, have the nonexclusive right to participate in the contest of any such assessment, proposal, claim, reassessment, demand or other proceedings in connection with any Tax return covering taxable periods of TG ending on or before the Closing Date. MCR and TG will not be obligated to settle or resolve any issue related to Taxes for such a period, which, if so settled or resolved, could have an effect on TG or MCR for periods after the Closing Date, unless the Shareholders agree in writing with MCR and TG, in terms reasonably satisfactory to MCR and TG, to indemnify MCR, any affiliate of the MCR, and TG from any cost, damage, loss or expense relating to such settlement or resolution. Notwithstanding anything in this Agreement to the contrary, if any examination, investigation, audit or other proceeding relates to a Tax return for a period that begins before and ends after the Closing Date, MCR and TG shall solely participate in, control and resolve such examination, investigation, audit or other proceeding; provided that MCR shall
                                                       --------
communicate with the Shareholders regarding the status of such examination, investigation, audit or proceeding.

     (e) If there is an adjustment to any return or report of Taxes for TG which creates a deficiency in any Taxes for which Shareholders are liable under the provisions of Section 9.3(a), Shareholders shall pay to MCR the amount of
                  --------------
such deficiency in Taxes.  No liability of Shareholders under this Section
                                                                   -------
9.3(e) shall be payable until the occurrence of any action by any Tax Authority
------
that is final or, if not final, is acquiesced in by Shareholders during the course of any audit or any proceeding relating to Taxes. All payments required to be made by Shareholders pursuant to this Section 9.3(e) shall be made within
                                            --------------
ten (10) business days of the occurrence of the event described in the immediately preceding sentence.

     (f) Shareholders shall pay the cost of any transfer, stamp, sales, purchase, use, value added, excise or similar tax imposed under the laws of the United States, or any state or political subdivision thereof, which arises out of the closing of the transactions contemplated hereby.

     (g)  The provisions of this Section 9.3 shall not be governed by the
                                 -----------
limitations contained in Article X and to the extent of any inconsistency
                         ---------
between this Section 9.3 and Article X, the provisions of this Section 9.3 shall
             -----------     ---------                         -----------
9.3 shall control.

     (h) Each party intends that the transactions contemplated by this Agreement constitute a tax-free reorganization under Section 368(a)(1)(A) of the Code and, to the extent permitted by applicable law, will report it as such on its respective tax returns.

          9.4  Lock-Up Agreements.
               ------------------

     Each Shareholder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of equity securities of MCR, or any securities convertible into or exchangeable or exercisable for such securities, during the ten (10) day period prior to the date on which MCR has notified such holder that it intends to commence an initial public offering through the 180-day period immediately following the effective date of the registration statement covering such initial public offering.

          9.5  Expense Reimbursement.
               ---------------------

     In accordance with MCR's policies established from time to time, MCR will pay or reimburse Dr. Casadaban for all reasonable and necessary out-of-pocket expenses incurred by him in connection with the exercise by him of any MCR Board of Directors observation rights that he may have from time to time, subject to the presentment of appropriate vouchers and expense reports to an authorized officer of MCR. All such vouchers and expense reports shall be subject to the review of an authorized officer of MCR.

                                   ARTICLE X
                                INDEMNIFICATION

          10.1 Indemnification by Indemnifying Shareholders.
               --------------------------------------------

     Subject to the limitations set forth in Section 10.4, the Indemnifying
                                             ------------
Shareholders, jointly and severally, agree to indemnify, defend and hold harmless MCR, TG and their respective officers, directors, shareholders, Affiliates, employees and agents (the "MCR Indemnified Persons") after the
                                       -----------------------
Closing from and against any Adverse Consequence arising out of or resulting from:

           (a) the untruth, inaccuracy or incompleteness as of the date hereof or on the Closing Date of any representation or warranty of Shareholders or TG contained in this Agreement (or in any document, writing, certificate, data or financial statements delivered by Shareholders or TG under this Agreement) (each an "MCR Warranty Claim") or the failure by any Shareholder
                          ------------------
     or TG to perform any of his or its covenants or obligations hereunder;

           (b) any brokers' commissions, finders' fees or other like payments incurred or alleged to have been incurred by Shareholders or TG in connection with the Merger or the consummation of the other transactions contemplated by this Agreement, except as otherwise provided in Section
                                                                     -------
     13.13;
     -----

           (c)  Taxes of TG as provided in Section 9.3; and
                                           -----------

           (d)  any matter disclosed in Schedule 3.16.
                                        -------------

          10.2 Indemnification by MCR.
               ----------------------

     Subject to the limitations set forth in Section 10.4, MCR agrees to
                                             ------------
indemnify, defend and hold harmless Shareholders after the Closing from and against any Adverse Consequences arising out of or resulting from:

           (a) the untruth, inaccuracy or incompleteness as of the date hereof or on the Closing Date of any representation or warranty of MCR or MCRAC contained in this

     Agreement (or in any document, writing certificate, data or financial statements delivered by MCR or MCRAC under this Agreement) (each a "Shareholder Warranty Claim") or the failure by MCR or MCRAC to perform any
      --------------------------
     of its covenants or obligations hereunder;

          (b) any brokers' commissions, finders' fees or other like payments incurred or alleged to have been incurred by MCR in connection with the Merger or the consummation of the other transactions contemplated by this Agreement; and

          (c) any Adverse Consequences arising out of or related to operations of TG after Closing (but not attributable to events or circumstances occurring or existing prior to Closing) (provided that such Adverse Consequences are suffered by Shareholders solely in their capacity as former shareholders of TG).

          10.3 Procedure for Indemnification.
               -----------------------------

     If any Person shall claim indemnification (the "Indemnified Party")
                                                     -----------------
hereunder for any claim other than a third party claim, the Indemnified Party shall promptly give written notice to the other party from whom indemnification is sought (the "Indemnifying Party") of the nature and amount of the claim. If
                ------------------
an Indemnified Party shall claim indemnification hereunder arising from any claim or demand of a third party, the Indemnified Party shall promptly give written notice (a "Third Party Notice") to the Indemnifying Party of the basis
                   ------------------
for such claim or demand, setting forth the nature of the claim or demand in detail. The Indemnifying Party shall defend and, if appropriate, settle at its own cost and through counsel of its own choosing, any claim or demand set forth in a Third Party Notice giving rise to such claim for indemnification. In the event the Indemnifying Party undertakes to compromise or defend any such claim or demand, it shall promptly (and in any event, no later than fifteen (15) days after receipt of the Third Party Notice) notify the Indemnified Party in writing of its intention to do so. The Indemnified Party shall fully cooperate with the Indemnifying Party and its counsel in the defense or compromise of such claim or demand. After the assumption of the defense by the Indemnifying Party, the Indemnifying Party shall not be liable for any legal or other expenses subsequently incurred by the Indemnified Party in connection with such defense, but the Indemnified Party may participate in such defense at its own expense. No settlement of a third party claim or demand defended by the Indemnifying Party shall be made without the written consent of the Indemnified Party, such consent not to be unreasonably withheld or delayed. The Indemnifying Party shall not, except with written consent of the Indemnified Party, consent to the entry of a judgment or settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to the Indemnified Party of an unconditional release or covenant not to sue from all liability in respect of such third party claim or demand.

          10.4 Limitations on Indemnity.
               ------------------------

     (a)  The indemnities contained in this Article X with respect to MCR
                                            ---------
Warranty Claims and Shareholder Warranty Claims shall expire two (2) years following the Closing Date, except with respect to claims (i) under Sections
                                                                    --------
3.7, 3.15, 3.16, 3.21, 3.22 and 9.3 as to which the indemnification obligation
---  ----  ----  ----  ----     ---
shall survive until thirty (30) days after the expiration of any applicable statute of limitations; (ii) under Section 3.13 as to which the indemnification
                                    ------------
obligation shall survive until the fifth anniversary  of the Closing Date; and
(iii) under Sections 3.1, 3.5, 3.11, 3.12, 3.14, 4.1, 4.2, 4.3
            ------------  ---  ----  ----  ----  ---  ---  ---
and 4.4 as to which there shall be no expiration date; provided, that if at the
    ---                                                --------
stated expiration of any indemnification obligation there shall then be pending any indemnification claim by a Person, such Person shall continue to have the right to such indemnification with respect to such claim notwithstanding such expiration.

     (b) Each Indemnifying Shareholder's maximum aggregate liability to the MCR Indemnified Persons for indemnification of MCR Warranty Claims pursuant to
Section 10.1(a), determined without regard to any indemnity obligation arising
---------------
under Section 3.16, shall not exceed such Indemnifying Shareholder's pro rata
      ------------
portion of $5,000,000 (calculated by assuming that the Indemnifying Shareholders owned 100% of TG).

     (c) MCR's maximum aggregate liability to Shareholders for indemnification of Shareholder Warranty Claims pursuant to Section 10.2(a) shall not exceed
                                           ---------------
$5,000,000.

     (d) Except with respect to indemnification claims arising out of a breach of representation, warranty, covenant or obligation contained in Sections 3.16
                                                                 -------------
and 3.24(c), MCR Indemnified Persons shall not be entitled to indemnification
    -------
for a MCR Warranty Claim pursuant to Section 10.1(a) unless and until the
                                     ---------------
aggregate Adverse Consequences suffered by all MCR Indemnified Persons collectively exceed $150,000, whereupon the MCR Indemnified Persons shall be entitled to indemnification hereunder from the Indemnifying Shareholders for all Adverse Consequences suffered by MCR Indemnified Persons regardless of such threshold amount.

     (e) Shareholders shall not be entitled to indemnification for a Shareholder Warranty Claim pursuant to Section 10.2(a) unless and until the
                                       ---------------
aggregate Adverse Consequences suffered by Shareholders, collectively, exceed $150,000, whereupon Shareholders shall be entitled to indemnification hereunder from MCR for all Adverse Consequences suffered by Shareholders regardless of such threshold amount.

          10.5 Payment.
               -------

     (a) Subject to subsections (b) through (f) below, except for third party claims being defended in good faith by the Indemnifying Party in accordance with
Section 10.3, the Indemnifying Party shall satisfy its obligations hereunder
------------
within thirty (30) days after receipt of notice of a claim. Any amount not paid to the Indemnified Party by such date shall bear interest at a rate equal to twelve percent (12%) per annum from the date due until the date paid.
                     --- -----

     (b)  Notwithstanding anything to the contrary in Section 10.5(a), the MCR
                                                      ---------------
Indemnified Persons acknowledge and agree that their sole and exclusive recourse for indemnification claims against the Indemnifying Shareholders pursuant to
Section 10.1 shall be to the MCR Shares (including the Holdback Shares) issued
------------
to the Indemnifying Shareholders in connection with the Merger (or the proceeds received by the Indemnifying Shareholders upon any sale or other disposition of such MCR Shares).

     (c)  An indemnification claim against an Indemnifying Shareholder under
Section 10.1 shall be satisfied by the transfer by such Indemnifying
------- ----
Shareholder to MCR, or the cancellation by MCR, of a number of MCR Shares having an aggregate value equal to the amount of such claim, with the per share value of such MCR Shares being equal to the greater of (i) $141.99 per MCR Share or (ii) the average of the high and low trading price, each day, averaged over 20 days of MCR's common stock as quoted by the exchange on which it then trades for the 20 business days immediately preceding the date on which such Indemnifying Shareholder transfers to MCR, or MCR cancels, MCR Shares in satisfaction of such claim.

     (d) An Indemnifying Shareholder may elect, in his sole discretion, to satisfy an indemnification claim against him under Section 10.1 by paying cash
                                                   ------------
rather than transferring, or allowing MCR to cancel, MCR Shares.

     (e) MCR may sell or cancel, for itself or any other MCR Indemnified Person, MCR (including Holdback Shares) to satisfy indemnification claims under
Section 10.1 against the Indemnifying Shareholders, but only if and to the
------------
extent (i) the Indemnifying Shareholder that owns such MCR Shares consents in writing to such action or (ii) MCR obtains a judgment against an Indemnifying Shareholder for an indemnification claim.

     (f)  Subject to Section 10.4(b), the MCR Indemnified Persons shall have
                     ---------------
recourse to the Indemnifying Shareholders to satisfy indemnification claims pursuant to Section 10.1 even after MCR is obligated to return to the
            ------------
Indemnifying Shareholders any and all remaining Holdback Shares on the second anniversary of the Merger in accordance with Section 2.10.
                                             ------------

                                  ARTICLE XI
                                  TERMINATION

          11.1 Rights to Terminate.
               -------------------

     This Agreement may be terminated at any time prior to the Closing only as follows:

          (a) by mutual written consent of the Indemnifying Shareholders, TG and MCR;

          (b) by the Indemnifying Shareholders or TG if MCR or MCRAC is in material breach of any material representation, warranty or covenant under this Agreement (and Shareholders and TG are not then in material breach of any material representation, warranty or covenant);

          (c) by MCR if any Shareholder or TG is in material breach of any material representation, warranty or covenant under this Agreement (and MCR and MCRAC are not then in material breach of any material representation, warranty or covenant);

          (d) by the Indemnifying Shareholders or TG if, at or before the Closing, any condition set forth herein for the benefit of Shareholders and TG shall not have been timely met and cannot be met on or before the Closing Date and has not been waived;

          (e) by MCR if, at or before the Closing, any condition set forth herein for the benefit of MCR or MCRAC shall not have been timely met and cannot be timely met on or before the Closing Date and has not been waived;

          (f) by MCR if TG makes a Material TG Operating Decision to which MCR objects; provided that MCR must exercise such right within ten (10)
              --------
     business days of MCR's receipt of TG's written disclosure to MCR of the taking of such action;

          (g) by TG if MCR makes a Material MCR Operating Decision to which TG objects; provided that TG must exercise such right within ten (10) business days of TG's receipt of MCR's written disclosure to TG of the taking of such action; or

          (h) by MCR, the Indemnifying Shareholders or TG if the Closing shall not have occurred on or before May 30, 2000.

          11.2 Effects of Termination.
               ----------------------

     (a) TG hereby acknowledges that, on March 13, 2000, TG received from MCR an exclusivity fee equal to $100,000 cash (the "Exclusivity Fee") in accordance
                                                ---------------
with paragraph 8 of the Letter of Intent.

     (b) In the event that this Agreement is terminated by the Indemnifying Shareholders or TG in accordance with the provisions of Sections 11.1(a), (b) or
                                                        ------------------------
(d), TG may retain the Exclusivity Fee.  In the event this Agreement is
---
terminated by MCR in accordance with the provisions of Sections 11.1(c), (e) or
                                                       ------------------------
(f), TG shall  immediately remit to MCR the Exclusivity Fee.  In the event the
---
Agreement is terminated by the Indemnifying Shareholders pursuant to Section
                                                                     -------
11.1(g), TG shall immediately remit to MCR the Exclusivity Fee.  In the event
-------
the Agreement is terminated by the Indemnifying Shareholders, TG or MCR pursuant to Section 11.1(h) and, within 180 days following the date hereof, all or
   ---------------
substantially all of the capital stock or assets of TG is acquired through any Alternative Transaction by other than MCR (or any Affiliate thereof), TG shall immediately pay to MCR the Exclusivity Fee.

     (c) Notwithstanding any other provision of this Agreement to the contrary, no termination of this Agreement shall release (i) TG, any Shareholder or MCR from such party's obligation to pay any costs and expenses that such party has expressly agreed herein to pay, (ii) any party from any Liabilities arising hereunder for any pre-termination breaches hereof or misrepresentations made herein or (iii) any party from its obligations under Section 9.2 or 13.13.
                                                     -----------    -----

     (d) Each party's right of termination hereunder is in addition to any rights it may have hereunder or otherwise.

                                  ARTICLE XII
          [ARTICLE XII has been intentionally deleted by the parties]

                                 ARTICLE XIII
                           MISCELLANEOUS PROVISIONS

          13.1 Public Announcements.
               --------------------

     (a) MCR, TG and Shareholders hereby agree that upon the request of MCR, TG or the Indemnifying Shareholders, as applicable, each shall cooperate and coordinate in the preparation and issuance of a press release (or other similar announcement) in form and substance reasonably satisfactory to each of the parties hereto and shall be free to respond to inquiries from third parties by disseminating information consistent with any such press release. MCR, TG and Shareholders agree to not otherwise disclose, or permit any of their respective directors, officers, employees, agents or advisors to disclose, the existence or contents of this Agreement or the transactions contemplated hereby to any third party without the prior written consent of the other parties hereto.

     (b) Notwithstanding the foregoing, nothing herein contained shall restrict MCR, TG or Shareholders from disclosing any information (i) to its or their legal counsel, accountants, financial advisors, underwriters, lenders, environmental consultants, directors, employees, and others employed or engaged by any of MCR, TG or Shareholders, as applicable, (ii) to any party from whom consent is required in connection with the consummation of the transactions contemplated hereby and (iii) otherwise required to be so disclosed under applicable Law or pursuant to judicial process.

          13.2 Post-Closing Deliveries.
               -----------------------

     After the Closing, any monies, checks, instruments, invoices, bills, receipts, notices, mail and other communications received by one party but directed toward or due to another shall be promptly delivered to the other party. Shareholders shall cooperate with MCR after the Closing to ensure the orderly transition of the operation of TG's Business from Shareholders to MCR and to minimize any disruption in the business of MCR that might result from the transactions contemplated hereby.

          13.3 Notices.
               -------

     All notices or other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly received (a) if given by telecopier, when transmitted and the appropriate telephonic confirmation received if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission,
(b) if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mails and (c) if given by courier or other means, when received or personally delivered, and, in any such case, addressed as follows:

          (i)  if to MCR, MCRAC or TG (after the Effective Time):

               MCR Holdings, Inc.
               12305 South New Avenue
               Lemont, Illinois 60439
               Attention: Michael T. Flavin, President
               Facsimile: (630) 257-4634
                with a copy to:

                Winston & Strawn
                35 West Wacker Drive
                Chicago, Illinois 60601
                Attention: Patrick O. Doyle
                Facsimile: (312) 558-5700

          (ii)  if to any Shareholder:

                David C. Demirjian, Ph.D.
                ThermoGen, Inc.
                2225 West Harrison Street
                Chicago, IL 60612
                Facsimile: (312) 226-9686

                with a copy to:

                Bullwinkel Partners Ltd.
                19 South LaSalle Street
                Chicago, Illinois 60603-1493
                Attention: John T. Allen
                Facsimile: (312) 201-0737

                with a copy to:

                Malcolm J. Casadaban, Ph.D.
                5227 South Kimbark
                Chicago, IL 60615
                Facsimile: (773) 288-1781 (call first)

                with a copy to:

                Christopher A. Bloom
                Bell, Boyd & Lloyd, LLC
                70 W. Madison, Suite 3200
                Chicago, IL 60602


          (iii) if to TG (prior to the Effective Time):

                ThermoGen, Inc.
                2225 West Harrison Street
                Chicago, IL 60612
                Attention: David C. Demirjian, Ph.D.
                Facsimile: (312) 226-9686
               with a copy to:

               Bullwinkel Partners Ltd.
               19 South LaSalle Street
               Chicago, Illinois 60603-1493
               Attention: John T. Allen
               Facsimile: (312) 201-0737

or to such other addresses as may be specified by any such Person to the other Person pursuant to notice given by such Person in accordance with the provisions of this Section 13.3.
        ------------

          13.4 Assignment.
               ----------

     No party may assign or transfer any or all of its rights or obligations under this Agreement without the prior written approval of all the other parties.

          13.5 Benefit of the Agreement.
               ------------------------

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and executors. This Agreement shall not be construed so as to confer any right or benefit upon any Person, other than the parties hereto and their respective successors, permitted assigns, heirs and executors.

          13.6 Recitals, Exhibits and Schedules.
               --------------------------------

     The Recitals, Exhibits and Schedules hereto shall be construed with and as an integral part of this Agreement to the same effect as if the contents thereof had been set forth verbatim herein. No disclosure set forth in one Schedule shall be deemed to constitute a disclosure for the purposes of any other Schedule unless expressly so stated.

          13.7 Headings.
               --------

     The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

          13.8 Entire Agreement.
               ----------------

     This Agreement contains the complete and final agreement and understanding of the parties with respect to the subject matter hereof, and no other representations, promises, agreements or understandings regarding the subject matter hereof (including the Letter of Intent) shall be of any force or effect unless in writing, executed by the party to be bound thereby and dated on or after the date hereof, except that the Confidentiality Agreement shall remain in effect until the earlier of (a) the Closing or (b) the termination thereof in accordance with its terms.

          13.9  Modifications and Waivers.
                -------------------------

     No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing, dated subsequent to the date hereof and signed by MCR, TG and the Indemnifying Shareholders. No waiver of any breach, term or condition of this Agreement by any party shall constitute a subsequent waiver of the same or any other breach, term or condition.

          13.10 Counterparts.
                ------------

     This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          13.11 Severability.
                ------------

     In case any one or more of the provisions contained herein for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein.

          13.12 GOVERNING LAW.
                -------------

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW RULES THEREOF.

          13.13 Expenses.
                --------

Except as otherwise expressly provided herein, each party hereto shall pay all of its own fees, costs and expenses incurred or to be incurred in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement; provided, that Indemnifying Shareholders shall
                                --------
be jointly and severally responsible for all fees, costs and expenses incurred by TG on or prior to the Closing in connection with the transactions contemplated ("TG's Closing Costs") hereby, but only to the extent such TG's
               ------------------
Closing Costs are in excess of $433,500. MCR shall cause TG to pay up to $433,500 of TG's Closing Costs on the date of the Merger immediately following the effectiveness of the Merger, upon receipt of invoices and any reasonably requested backup documentation. MCR hereby acknowledges and agrees that it has received from Bullwinkel Partners, Ltd. invoices and satisfactory backup documentation representing $143,705.87 of TG's Closing Costs. MCR shall cause TG to pay to Bullwinkel Partners, Ltd., on the date of the Merger immediately following the effectiveness of the Merger, $135,000 of such amount owed to Bullwinkel Partners, Ltd., and the Indemnifying Shareholders hereby agree, jointly and severally, to pay the balance of such amount owed to Bullwinkel Partners, Ltd., on the date of the Merger immediately following the effectiveness of the Merger.

          13.14 Satisfaction of Certain Payables.
                --------------------------------

     MCR shall cause TG to pay to Bullwinkel Partners, Ltd., on the date of the Merger immediately following the effectiveness of the Merger, (a) $78,622.84 in full and final satisfaction of the outstanding principal balance and all accrued but unpaid interest on the notes payable from TG to Bullwinkel Partners, Ltd. and (b) $27,348.81 in full and final satisfaction of unpaid Bullwinkel Partners, Ltd. invoice no's: 990845, 991166, 991262, 000139, 000255, 000300, 000363,
0003105 and 000407.

                                   [Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Plan of Merger as of the date first written above.

MCR:                               MCR HOLDINGS, INC.

                                   By:________________________________________
                                        Michael T. Flavin
                                        President

MCRAC:                             MCR ACQUISITION CORP.


                                   By:________________________________________
                                        Michael T. Flavin
                                        President

TG:                                THERMOGEN, INC.


                                   By:________________________________________
                                        David C. Demirjian, Ph.D.
                                        President


SHAREHOLDERS:                      ___________________________________________
                                   MALCOLM J. CASADABAN, Ph.D.


                                   ___________________________________________
                                   DAVID C. DEMIRJIAN, Ph.D.